PROSPECTUS                                                                                             October 23, 2000

                                                  AMERICAN SKANDIA TRUST
                                      One Corporate Drive, Shelton, Connecticut 06484
---------------------------------------------------------------------------------------------------------------------------
American  Skandia  Trust  (the  "Trust")  is an  investment  company  made  up of  the  following  41  separate  portfolios
("Portfolios"), 9 of which are offered through this Prospectus:

AST American Century International Growth Portfolio
AST American Century International Growth Portfolio II
AST Janus Small-Cap Growth Portfolio
AST Alger Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST JanCap Growth Portfolio
AST INVESCO Equity Income Portfolio
AST T. Rowe Price Global Bond Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable annuity  contracts  and  variable  life  insurance  policies.  Shares  of the Trust may also be sold  directly  to  certain tax-deferred  retirement  plans.  Each variable  annuity  contract and variable  life  insurance  policy  involves fees and expenses not  described in this  Prospectus.  Please read the  Prospectus  for the variable  annuity  contract and variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

                                                     TABLE OF CONTENTS
                                                     -----------------

Caption                                                                                                        Page
-------                                                                                                        ----

                                                    RISK/RETURN SUMMARY

         American Skandia Trust (the "Trust") is comprised of forty-one investment  portfolios (the "Portfolios"),  nine of which are offered  through this  Prospectus.  The  Portfolios  are designed to provide a wide range of investment  options.
Each  Portfolio has its own  investment  goal and style (and, as a result,  its own level of risk).  Some of the Portfolios offer potential for high returns with  correspondingly  higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when  investing  even in the most  conservative  of the  Portfolios.  Investments in the
Portfolios  are not bank deposits and are not insured or guaranteed by the Federal  Deposit  Insurance  Corporation  or any
other government agency.

         It is not  possible to provide an exact  measure of the risk to which a Portfolio  is subject,  and a  Portfolio's risk will vary based on the securities that it holds at a given time.  Nonetheless,  based on each  Portfolio's  investment style and the risks  typically  associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject.  The following  discussion  highlights the investment  strategies and risks of each Portfolio.
Additional  information  about each  Portfolio's  potential  investments and its risks is included in this Prospectus under
"Investment Objectives and Policies."

International Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth                                                       foreign companies.

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth II                                                    foreign companies.

Principal Investment Strategies:
-------------------------------

The AST  American  Century  International  Growth  Portfolio  will seek to achieve its  investment  objective  by investing primarily in equity  securities  of  international  companies  that the  Sub-advisor  believes  will increase in value over time. The  Sub-advisor  uses a growth  investment  strategy it developed that looks for companies with earnings and revenue growth.  Ideally,  the Sub-advisor  looks for companies  whose earnings and revenues are not only growing,  but are growing at an accelerating  pace. For purposes of the Portfolio,  equity  securities  include common stocks,  preferred  stocks and convertible securities.

The  Sub-advisor  tracks  financial  information  for  thousands of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that,  over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The Sub-advisor  recognizes that, in addition to locating strong companies with  accelerating  earnings,  the allocation of assets among  different  countries  and regions also is an important  factor in managing an  international  portfolio.  For this reason,  the  Sub-advisor  will  consider a number of other  factors in making  investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political  conditions,  expected inflation rates,  currency  exchange  fluctuations  and tax  considerations.  Under normal  conditions,  the Portfolio will invest at least 65% of its assets in equity  securities  of  issuers  from at least  three  countries  outside of the United  States.
While the Portfolio's focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in issuers in developing countries.

The AST  American  Century  International  Growth  Portfolio  II  (formerly,  the AST T. Rowe  Price  International  Equity
Portfolio)  will seek to achieve its  investment  objective  in the same manner as the AST American  Century  International
Growth Portfolio as described above.

Principal Risks:
---------------

o    The  international  portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including  reasons  related to the particular  company,  the industry of which it is a part, or the securities markets generally.

o    The level of risk of the international  portfolios will generally be higher than the level of risk associated with domestic  equity funds.  Foreign  investments  involve risks such as fluctuations  in currency  exchange  rates,  less liquid and more volatile  securities  markets,  unstable political and economic  structures,  reduced  availability of information,  and lack of  uniform  financial  reporting  and  regulatory  practices  such as those that apply to U.S.
     issuers.  While none of the international  portfolios  invest primarily in companies located in developing  countries, each may  invest in those  companies  to some  degree,  and the risks of  foreign  investment  may be  accentuated  by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Janus Small-Cap Growth        Capital growth                 The Portfolio invests primarily in common stocks of small
                                                             capitalization companies.

Alger Mid-Cap Growth          Long-term capital growth       The Portfolio invests primarily in the equity securities of medium-sized companies.

Neuberger Berman Mid-Cap      Capital growth                 The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies, using a value-oriented investment approach.

Alger All-Cap Growth          Long-term capital growth       The Portfolio invests primarily in common and preferred
                                                             stocks.

JanCap Growth                 Capital growth                 The Portfolio invests primarily in common stocks.

Principal Investment Strategies:
-------------------------------

The AST Janus Small-Cap  Growth Portfolio  pursues its objective by normally  investing at least 65% of its total assets in the common  stocks of  small-sized  companies.  For purposes of the  Portfolio,  small-sized  companies are those that have market  capitalizations  of less than $1.5 billion or annual gross revenues of less than $500 million.  To a lesser extent, the Portfolio may also invest in stocks of larger companies with potential for capital appreciation.

The  Sub-advisor  generally  takes a "bottom up" approach to building the Portfolio.  In other words,  it seeks to identify individual  companies with earnings  growth  potential that may not be recognized by the market at large.  Although  themes may emerge in the Portfolio,  securities are generally  selected  without  regard to any defined  industry  sector or other similar selection procedure.

The AST Alger Mid-Cap Growth Portfolio invests  primarily in equity  securities,  such as common or preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The Portfolio invests  primarily in growth stocks.  The
Sub-advisor believes that these stocks are those of two types of companies:

o    High Unit Volume Growth  Companies.  These are vital creative  companies that offer goods or services to a rapidly expanding  marketplace.  They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o    Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce  advantageous  results.  These  changes  may  be as  varied  as  new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

The Portfolio  focuses on midsize companies with promising  potential.  Under normal  circumstances,  the Portfolio invests primarily in the equity  securities of companies having a market  capitalization  within the range of companies in the S&P(R)
MidCap 400 Index.

To pursue its  objective,  the AST Neuberger  Berman  Mid-Cap  Value  Portfolio  primarily  invests in the common stocks of mid-cap companies.  Some of the Portfolio's  assets may be invested in the securities of large-cap  companies as well as in small-cap companies.  The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio's  value-oriented  investment  approach,  the Sub-advisor looks for well-managed  companies whose stock prices are undervalued and that may rise in price when other  investors  realize their worth.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  such as a low  price-to-earnings  ratio,  consistent cash flow,  and a sound  track  record  through  all  phases  of the  market  cycle.  The  Sub-advisor  may also  look for other characteristics  in a company,  such as a strong position  relative to  competitors,  a high level of stock ownership among management,  or a recent sharp decline in stock price that appears to be the result of a short-term market  overreaction to negative news.

The Sub-advisor  generally  considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger All-Cap Growth Portfolio invests  primarily in equity  securities,  such as common or preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities of companies of all sizes,  and may emphasize  either larger or smaller  companies at a given time based on the  Sub-advisor's assessment of particular companies and market conditions.

The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

o    High Unit Volume Growth  Companies.  Vital creative  companies that offer goods or services to a rapidly expanding marketplace.  They include both  established and emerging firms,  offering new or improved  products,  or firms simply fulfilling an increased demand for an existing product line.

o    Positive  Life  Cycle  Change  Companies.  Companies  experiencing  a major  change  that is  expected  to produce advantageous results.  These changes may be as varied as new management,  products or technologies,  restructurings or reorganizations, or mergers and acquisitions.

The AST JanCap  Growth  Portfolio  will  pursue its  objective  by  investing  primarily  in common  stocks.  Common  stock investments  will be in companies that the Sub-advisor  believes are  experiencing  favorable demand for their products and services,  and which operate in a favorable  competitive  and regulatory  environment.  The  Sub-advisor  generally takes a
"bottom up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Principal Risks:
---------------

o    All of the capital  growth  portfolios  are equity  funds,  and the primary  risk of each is that the value of the stocks they hold will  decline.  Stocks can decline for many  reasons,  including  reasons  related to the  particular company, the industry of which it is a part, or the securities markets generally.  These declines can be substantial.

o    The risk to which the capital growth  portfolios are subject depends in part on the size of the companies in which the  particular  portfolio  invests.  Securities  of smaller  companies  tend to be subject to more abrupt and erratic price movements than securities of larger companies,  in part because they may have limited product lines, markets, or financial  resources.  Market  capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify  companies based on size.  Therefore,  the AST Janus Small-Cap Growth Portfolio can be expected to be subject to the highest degree of risk relative to the other capital  growth funds.  The AST Alger Mid-Cap Growth
     Portfolio and the AST Neuberger  Berman  Mid-Cap Value  Portfolio can be expected to be subject to somewhat less risk, and the AST JanCap  Growth  Portfolio  to somewhat  less risk than the mid-cap  funds.  The AST Alger  All-Cap  Growth
     Portfolio may invest in equity  securities of companies  without regard to  capitalization,  and may include large and small companies at the same time.

o    The AST Janus Small-Cap Growth  Portfolio,  the AST Alger Mid-Cap Growth  Portfolio,  the AST Alger All-Cap Growth
     Portfolio and the AST JanCap Growth Portfolio  generally take a growth approach to investing,  while the AST Neuberger
     Berman  Mid-Cap Value  Portfolio  generally take a value  approach.  Value stocks are believed to be selling at prices lower than what they are  actually  worth,  while growth  stocks are those of  companies  that are expected to grow at above-average  rates.  A portfolio  investing  primarily in growth  stocks will tend to be subject to more risk than a value fund,  although this will not always be the case.  Value stocks are subject to the risks that the market may not recognize the stock's actual value or that the market actually valued the stock appropriately.

o    The AST Janus  Mid-Cap  Growth  Portfolio  is a  non-diversified  fund in that it may hold larger  positions  in a smaller  number of  securities.  As a result,  a single  security's  increase  or decrease in value may have a greater impact on the Portfolio's share price and total return.

Growth and Income Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

INVESCO Equity Income         Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.

Principal Investment Strategies:
-------------------------------

The AST INVESCO  Equity Income  Portfolio  seeks to achieve its  objective by investing in securities  that are expected to produce  relatively high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65%
of its  assets  in  dividend-paying  common  and  preferred  stocks  of  domestic  and  foreign  issuers.  Up to 30% of the
Portfolio's  assets may be invested in equity  securities  that do not pay regular  dividends.  In addition,  the Portfolio normally will have some portion of its assets invested in debt securities or convertible bonds.

Principal Risks:
---------------

o    Both equity  securities (e.g.,  stocks) and fixed income  securities  (e.g.,  bonds) can decline in value, and the primary risk of each of the growth and income  portfolios is that the value of the securities  they hold will decline.
     The degree of risk to which the AST INVESCO  Equity  Income  Portfolio is subject is likely to be somewhat less than a portfolio  investing  exclusively  for  capital  growth.  Nonetheless,  the  share  price  of  Portfolio  can  decline substantially.

o    The AST INVESCO Equity Income Portfolio invests primarily in equity  securities,  but will normally invest some of its assets in fixed income  securities.  The values of equity securities tend to fluctuate more widely than the values of fixed income securities.  Therefore,  those growth and income portfolios that invest primarily in equity securities will  likely be subject to  somewhat  higher risk than those  portfolios  that invest in both equity and fixed  income securities.

o    The AST INVESCO Equity Income Portfolio may invest to some degree in lower-quality fixed income securities,  which are subject to greater risk that the issuer may fail to make interest and principal  payments on the  securities  when due. The Portfolio  generally invests in intermediate- to long-term fixed income  securities.  Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter maturities,  in that their values will fluctuate more in response to changes in market interest rates.

Fixed Income Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

T. Rowe Price Global Bond     High current income and        The Portfolio invests primarily in high-quality foreign and
                              capital growth                 U.S. government bonds.

Principal Investment Strategies:
-------------------------------

To achieve its  objectives,  the AST T. Rowe Price Global Bond  Portfolio  (formerly,  the AST T. Rowe Price  International
Bond  Portfolio)  will  invest at least 65% of its total  assets in bonds  issued  or  guaranteed  by the U.S.  or  foreign governments  or their  agencies and by foreign  authorities,  provinces  and  municipalities.  Corporate  bonds may also be purchased.  The Portfolio  seeks to moderate  price  fluctuation by actively  managing its maturity  structure and currency exposure.  The Sub-advisor  bases its investment  decisions on fundamental  market  factors,  currency  trends,  and credit quality.  The  Portfolio  generally  invests in  countries  where the  combination  of  fixed-income  returns and  currency exchange  rates appears  attractive,  or, if the currency trend is  unfavorable,  where the  Sub-advisor  believes that the currency risk can be minimized through hedging.

Although  the  Portfolio  expects to maintain an  intermediate-to-long  weighted  average  maturity,  there are no maturity restrictions  on the overall  portfolio or on  individual  securities.  The  Portfolio  may and  frequently  does engage in foreign currency  transactions such as forward foreign currency exchange  contracts,  hedging its foreign currency exposure back to the dollar or  against  other  foreign  currencies  ("cross-hedging").  The  Sub-advisor  also  attempts  to reduce currency  risks  through  diversification  among  foreign  securities  and active  management  of  maturities  and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below  investment-grade,  high-risk  bonds ("junk bonds") and emerging market bonds.  Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars.

Principal Risks:
---------------

o    The risk of a fund or portfolio  investing  primarily  in fixed income  securities  is  determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal  payments on the  securities  when due. Fixed income  securities  with longer  maturities (or durations) are generally  subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

o    While the AST T. Rowe Price Global Bond Portfolio invests primarily in high-quality fixed income  securities,  its substantial  investments in foreign fixed income securities and relatively long average maturity will tend to increase its  level of risk.  Like  foreign  equity  investments,  foreign  fixed  income  investments  involve  risks  such as fluctuations  in currency  exchange  rates,  unstable  political  and economic  structures,  reduced  availability  of information,  and lack of  uniform  financial  reporting  and  regulatory  practices  such as those that apply to U.S.
     issuers.  The AST T. Rowe  Price  Global  Bond  Portfolio  can  invest to some  degree in  securities  of  issuers  in developing  countries and in lower-quality fixed income securities,  and the risks of the Portfolio may be accentuated by these holdings.

Past Performance

             The bar charts show the  performance  of each  Portfolio for each full calendar year the Portfolio has been in operation.  The  tables  below  each bar chart  show each such  Portfolio's  best and worst  quarters  during  the  periods included in the bar chart, as well as average annual total returns for each Portfolio  since  inception.  This  information may help  provide an  indication  of each  Portfolio's  risks by showing  changes in  performance  from year to year and by comparing  the  Portfolio's  performance  with that of a  broad-based  securities  index.  The  performance  figures do not reflect any charges  associated with the variable  insurance  contracts  through which Portfolio shares are purchased;  and would be lower  if they  did.  All  figures  assume  reinvestment  of  dividends.  Past  performance  does not  necessarily indicate how a Portfolio will perform in the future.  The 1999 performance  figures for some of the Portfolios  reflect the substantial  increases  that  occurred  during 1999 in the markets for the types of  securities  in which those  Portfolios invest;  it is unlikely that  similarly  large  increases  will continue in future years.  No  performance  information  is included for the AST Alger  Mid-Cap  Growth  Portfolio  and the AST Alger  All-Cap  Growth  Portfolio,  which had commenced operations after January, 1999.

              AST American Century International Growth Portfolio

_________________________
                 65.20%    60.00%

                           40.00%
        18.68%             20.00%
 15.10%
                            0.00%
 _________________________-20.00%
 1997   1998     1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 49.04%, 4th quarter 1999           Down 17.66%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Morgan Stanley Capital
For periods ending                           International (MSCI) EAFE
12/31/99                                     Index

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               65.20%                       26.96%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      31.21%                       16.11%
(1/2/97)
---------------------- --------------------- ----------------------------

                AST American Century International Growth Portfolio II*

                                        31.95%    30.00%
     11.09%  14.17%              14.03%           20.00%

                     1.36%                         0.00%
-3.80%____________________________________________-20.00%
1994     1995    1996    1997     1998   1999

-------------------------------------- --------------------------------------
Best Quarter                           Worst Quarter

-------------------------------------- --------------------------------------
-------------------------------------- --------------------------------------
Up 24.22%, 4th quarter 1999            Down 13.58%, 3rd quarter 1998
-------------------------------------- --------------------------------------

---------------------- -------------------- -----------------------------
Average annual total   Portfolio            Index:
returns                                     Morgan Stanley Capital

For periods ending                          International (MSCI) EAFE
12/31/99                                    Index

---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
1 year                              31.95%                        26.96%
---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
5 year                              14.10%                        12.82%
---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
Since Inception                     10.91%                        11.90%
(1/4/94)
---------------------- -------------------- -----------------------------

               *Prior to May 1, 2000,  the AST  American  Century  International
               Growth   Portfolio  II  was  known  as  the  AST  T.  Rowe  Price
               International    Equity   Portfolio,    and   Row   Price-Fleming
               International, Inc. served as Sub-advisor to the Portfolio.

                     AST Janus Small-Cap Growth Portfolio*

 ______________________________________________
                                        141.96%
                                                100.00%
                                                60.00%

         32.65%                                 40.00%
                20.05%                          20.00%
 8.40%                  6.01%   3.49%
                                                0.00%
 ______________________________________________ -20.00%
1994     1995  1996    1997     1998    1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 79.79%, 4th quarter 1999           Down 23.95%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/98

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                              141.96%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               33.40%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      28.84%                       23.65%
(1/4/94)
---------------------- --------------------- ----------------------------

                  *Prior to January 1, 1999, the AST Janus  Small-Cap  Portfolio
                  was known as the Founders Capital Appreciation Portfolio,  and
                  Founders  Asset  Management  LLC served as  Sub-advisor to the
                  Portfolio.

                 AST Neuberger Berman Mid-Cap Value Portfolio*

 ______________________________________________
                                                60.00%

                                                40.00%
       26.13%         26.42%                    20.00%
              11.53%                   5.67%
-6.95%                         -2.33%            0.00%
 _____________________________________________ -20.00%
1994   1995   1996    1997     1998   1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 15.95%, 4th quarter 1998           Down 14.37%, 3rd quarter 1999
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                                5.67%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               12.91%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       9.60%                       22.22%
(5/3/93)
---------------------- --------------------- ----------------------------

                  *Prior to May 1, 1998, the AST Neuberger  Berman Mid-Cap Value
                  Portfolio was known as the Federated Utility Income Portfolio, and Federated  Investment  Counseling served as Sub-advisor to the Portfolio.

                          AST JanCap Growth Portfolio

________________________________________________________________
                                          68.26%                60.00%
                                                  55.01%
                                                                40.00%
11.87%          37.98%            28.66%                        20.00%
                         28.36%
        -4.51%                                                   0.00%
 ______________________________________________________________-20.00%
1993    1994    1995     1996    1997     1998    1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 33.97%, 4th quarter 1999           Down 5.95%, 2nd quarter 1994
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               55.01%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               42.82%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      30.41%                       21.80%
(11/5/92)
---------------------- --------------------- ----------------------------

                      AST INVESCO Equity Income Portfolio

_________________________________________________
                                                         60.00%

                                                         40.00%
           30.07%           23.33%                       20.00%
                    17.09%           13.34% 11.74%
  -2.50%                                                  0.00%
 _______________________________________________________-20.00%
   1994    1995     1996    1997     1998   1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 12.32%, 4th quarter 1998           Down 8.68%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               11.74%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               18.92%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      15.07%                       23.65%
(1/4/94)
---------------------- --------------------- ----------------------------

                 AST T. Rowe Price Global Bond Portfolio*

_________________________________________________
                                                  60.00%

                           14.72%                 40.00%
 11.10%                                           20.00%
          5.98%
                 -3.42%                            0.00%
 __________________________________-8.33%________-20.00%
 1995     1996    1997     1998    1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 6.31%, 4th quarter 1998            Down 5.56%, 1st quarter 1999
------------------------------------- -----------------------------------
---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      J.P. Morgan Non-U.S.
For periods ending                           Government Bond Index
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               -8.33%                       -6.17%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       2.62%                        6.14%
(5/3/94)
---------------------- --------------------- ----------------------------
     *Prior to May 1, 1996,  the AST T. Rowe Price  Global  Bond  Portfolio  was
known as the AST Scudder  International Bond Portfolio,  and Scudder,  Stevens &
Clark, Inc. served as Sub-advisor to the Portfolio.

                                       This page has been intentionally left blank.

FEES AND  EXPENSES OF THE  PORTFOLIOS:  The table below  describes  the fees and  expenses  that you may pay if you buy and hold shares of the Portfolios.  Unless otherwise  indicated,  the expenses shown below are for the year ending December 31,
1999.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of the Portfolios may be purchased  through variable  insurance  products,  the prospectus of the relevant product should be carefully  reviewed for  information on the charges and expenses of those  products.  This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                     Management    Estimated    Other         Total Annual     Fee Waivers    Net Annual
                                     Fees          Distribution Expenses      Portfolio       and Expense     Fund
                                                  and                         Operating       Reimbursement(4)Operating
Portfolio:                                        Service                     Expenses                        Expenses
                                                  (12b-1)
                                                  Fees(3)
------------------------------------ ------------ ------------- ------------- --------------- --------------- ---------------
AST American Century International
Growth                                   1.00         0.00           0.50          1.50            N/A             1.50
AST American Century  International
Growth II                                1.00         0.02           0.26          1.28            N/A             1.28
AST Janus Small-Cap Growth               0.90         0.01           0.18          1.09            N/A             1.09
AST Alger Mid-Cap Growth(1)              0.80         0.00           0.23          1.03            0.18            0.85
AST Neuberger Berman Mid-Cap Value       0.90         0.12           0.23          1.25            N/A             1.25
AST Alger All-Cap Growth(2)              0.95         0.00           0.28          1.23            N/A             1.23
AST JanCap Growth                        0.90         0.01           0.14          1.05            0.04            1.01
AST INVESCO Equity Income                0.75         0.04           0.18          0.97            N/A             0.97
AST T. Rowe Price Global Bond            0.80         0.00           0.31          1.11            N/A             1.11
(1)  This Portfolio commenced operations in October 2000.  "Other Expenses" and "Estimated Distribution and Service Fees"
shown are based on estimated amounts for the fiscal year ending December 31, 2000.
(2)  This Portfolio commenced operations in January 2000.  "Other Expenses" and "Estimated Distribution and Service Fees"
shown are based on actual amounts for the semi-annual period ended June 30, 2000.
(3) As discussed below under  "Management of the Trust - Fees and Expenses,  the Trustees adopted a Distribution  Plan (the
"Distribution  Plan")  under Rule 12b-1 to permit an  affiliate  of the  Trust's  Investment  Manager to receive  brokerage commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote  the sale of shares of the  Portfolio.  While the  brokerage  commission  rates  and  amounts  paid by the  various
Portfolios  are not expected to increase as a result of the  Distribution  Plan,  the staff of the  Securities and Exchange
Commission  recently takes the position that commission  amounts received under the  Distribution  Plan should be reflected as  distribution  expenses of the Funds.  The  Distribution  Fee estimates are derived and  annualized  from data regarding commission  amounts directed to the affiliate under the Distribution  Plan from such Plan's  commencement of operations for each  Portfolio  (in late July through  early August 1999) until  December 31, 1999.  Actual  commission  amounts  directed under the Distribution  Plan will vary and the amounts directed during the first full fiscal year of the Plan's  operations may differ substantially from the annualized amounts listed in the above chart.
(4) The  Investment  Manager has agreed to  reimburse  and/or  waive fees for certain  Portfolios  until at least April 30,
2001. The caption "Total Annual Fund Operating  Expenses"  reflects the  Portfolios'  fees and expenses before such waivers and  reimbursements,  while the caption  "Net Annual  Fund  Operating  Expenses"  reflects  the effect of such  waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST American Century International Growth            153               474              818               1,791
AST American Century International Growth II         130               406              702               1,545
AST Janus Small-Cap Growth                           111               347              601               1,329
AST Alger Mid-Cap Growth                             87                271              N/A               N/A
AST Neuberger Berman Mid-Cap Value                   127               397              686               1,511
AST Alger All-Cap Growth                             125               390              676               1,489
AST JanCap Growth                                    103               330              575               1,279
AST INVESCO Equity Income                            99                309              536               1,190
AST T. Rowe Price Global Bond                        113               353              612               1,352

INVESTMENT OBJECTIVES AND POLICIES:

         The investment  objective,  policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios,  generally each Portfolio has a different  investment  objective and investment focus. As a result, the risks,  opportunities and returns of investing in each Portfolio will differ.  The investment  objectives and policies of the Portfolios  generally are not fundamental  policies and may be changed by the Trustees without  shareholder approval.

         There can be no assurance  that the  investment  objective of any Portfolio  will be achieved.  Risks  relating to certain types of securities  and  instruments in which the  Portfolios  may invest are described in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         If approved by the Trustees,  the Trust may add more Portfolios and may cease to offer any existing  Portfolios in the future.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  will seek to achieve its  investment  objective by investing  primarily  in equity  securities  of international  companies  that the  Sub-advisor  believes will increase in value over time. The  Sub-advisor  uses a growth investment  strategy it developed  that looks for companies  with earnings and revenue  growth.  Ideally,  the  Sub-advisor looks  for  companies  whose  earnings  and  revenues  are not only  growing,  but are  growing  at an  accelerating  pace.
Accelerating  growth is shown,  for  example,  by growth that is faster this quarter than last or faster this year than the year before.  For purposes of the Portfolio,  equity  securities  include common stocks,  preferred  stocks and convertible securities.

         The  Sub-advisor  tracks  financial  information  for  thousands of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This  strategy is based on the premise  that,  over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

         The  Sub-advisor  recognizes  that, in addition to locating  strong  companies  with  accelerating  earnings,  the allocation  of assets  among  different  countries  and regions also is an  important  factor in managing an  international portfolio.  For this reason,  the  Sub-advisor  will  consider a number of other factors in making  investment  selections, including  the prospects  for relative  economic  growth among  countries or regions,  economic and  political  conditions, expected inflation rates,  currency exchange  fluctuations and tax considerations.  Under normal conditions,  the Portfolio will  invest at least 65% of its  assets in equity  securities  of issuers  from at least  three  countries  outside of the
United  States.  In order to maintain  investment  flexibility,  the  Portfolio has not  otherwise  established  geographic requirements for asset distribution.

         While the Portfolio's  focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in  issuers in  developing  countries.  The  Portfolio  may make  foreign  investments  either  directly  in foreign securities,  or  indirectly  by  purchasing  depositary  receipts.  Securities  purchased in foreign  markets may either be traded on foreign securities exchanges or in the over-the-counter markets.

         As with all stocks,  the value of the stocks held by the  Portfolio  can decrease as well as  increase.  As a fund investing  primarily in equity  securities  of foreign  issuers,  the Portfolio may be subject to a level of risk and share price fluctuation  higher than most funds that invest primarily in domestic  equities.  Foreign companies may be subject to greater  economic  risks than  domestic  companies,  and  foreign  securities  are  subject to certain  risks  relating  to political,  regulatory  and market  structures  and events that domestic  securities  are not subject to. To the extent the
Portfolio invests in securities of issuers in developing  counties,  the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities of U.S.  issuers may be included in the Portfolio  from time to time.  The Portfolio also may invest in bonds,  notes and debt securities of companies and obligations of domestic or foreign  governments and their agencies.  The
Portfolio  will limit its  purchases of debt  securities  to  investment  grade  obligations.  The Portfolio may enter into non-leveraged stock index futures contracts and may make short sales "against the box."

         Derivative  Securities.  The  Portfolio  may  invest  in  derivative  securities.   Certain  of  these  derivative
securities may be described as  "index/structured"  securities,  which are securities  whose value or performance is linked to other equity  securities (as in the case of depositary  receipts),  currencies,  interest rates,  securities  indices or other  financial  indicators  ("reference  indices").  The  Portfolio  may not invest in a derivative  security  unless the reference  index or the  instrument  to which it relates is an  eligible  investment  for the  Portfolio.  For  example,  a security whose underlying value is linked to the price of oil would not be a permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

         Forward  Currency  Exchange  Contracts.  As a fund  investing  primarily in foreign  securities,  the value of the
Portfolio will be affected by changes in the exchange rates between  foreign  currencies  and the U.S.  dollar.  To protect against  adverse  movements in exchange  rates,  the Portfolio may, for hedging  purposes only,  enter into forward foreign currency  exchange  contracts.  The  Portfolio  may enter into a forward  contract  to  "lock-in"  an  exchange  rate for a specific  purchase or sale of a security.  Less  frequently,  the  Portfolio  may enter into a forward  contract to seek to protect its holdings in a particular  currency from a decline in that currency.  Predicting  the relative  future values of currencies is very difficult,  and there is no assurance that any attempt to reduce the risk of adverse currency  movements through the use of forward contracts will be successful.

         Indirect  Foreign  Investments.  The  Portfolio  may invest up to 10% of its assets in certain  foreign  countries indirectly through investment funds and registered  investment  companies that invest in those countries.  If the Portfolio invests in investment  companies,  it will bear its proportionate share of the costs incurred by such companies,  including any investment advisory fees.

         Additional  information  about the  securities  that the Portfolio may invest in and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary Investments.  Under exceptional market or economic conditions,  the Portfolio may temporarily invest all or a  substantial  portion of its assets in cash or  investment-grade  short-term  securities.  While the Portfolio is in a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II:

The  investment  objective,  policies and risks of the  Portfolio  (formerly,  the AST T. Rowe Price  International  Equity
Portfolio) are  substantially  identical to those of the AST American Century  International  Growth Portfolio as described immediately above.

AST JANUS SMALL-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is capital growth.

Principal Investment Policies and Risks:

         The Portfolio  pursues its  objective by normally  investing at least 65% of its total assets in the common stocks
of  small-sized   companies.   For  purposes  of  the  Portfolio,   small-sized   companies  are  those  that  have  market
capitalizations  of less than $1.5 billion or annual gross  revenues of less than $500  million.  To a lesser  extent,  the
Portfolio may also invest in stocks of larger companies with potential for capital growth.

         The  Sub-advisor  generally  takes a "bottom up" approach to building the Portfolio.  In other words,  it seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.  Although themes may emerge in the Portfolio,  securities are generally  selected  without regard to any defined  industry  sector or other similar selection procedure.  Current income is not a significant factor in choosing investments.

         Because the Portfolio  invests  primarily in common stocks,  the fundamental risk of investing in the Portfolio is that the value of the stocks it holds might  decrease.  Stock  values may  fluctuate  in response to the  activities  of an individual  company or in response to general  market or economic  conditions.  As a Portfolio  that  invests  primarily in smaller or newer  issuers,  the  Portfolio  may be subject to greater risk of loss and share price  fluctuation  than funds investing  primarily  in larger or more  established  issuers.  Smaller  companies  are more likely to realize  substantial growth as well as suffer  significant  losses than larger  issuers.  Smaller  companies may lack depth of management,  they may be unable to generate  funds  necessary  for growth or  potential  development  internally  or to  generate  such funds through  external  financing on favorable  terms,  or they may be  developing  or marketing  products or services for which there are not yet,  and may  never be,  established  markets.  In  addition,  such  companies  may be  subject  to  intense competition  from larger  competitors,  and may have more limited trading markets than the markets for securities of larger issuers.

         While the Sub-advisor  tries to reduce the risk of the Portfolio by diversifying its assets among issuers (so that the effect of any single holding is reduced),  and by not concentrating its assets in any particular industry,  there is no assurance that these effort will be successful in reducing the risks to which the Portfolio is subject.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments  not  foreseen  at the time the  investment  was  made.  To a  limited  extent,  the  Portfolio  may  purchase securities  in  anticipation  of  relatively  short-term  price  gains.  The  Portfolio  may  also  sell one  security  and simultaneously  purchase the same or a comparable security to take advantage of short-term  differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may invest in "special  situations"  from time to time. A special  situation arises when, in the opinion of the  Sub-advisor,  the securities of a particular  issuer will be recognized and increase in value due to a specific  development with respect to that issuer.  Developments  creating a special situation might include a new product or process,  a technological  breakthrough,  a management change or other  extraordinary  corporate event, or differences  in market supply of and demand for the  security.  Investment  in special  situations  may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks,  including  preferred stocks,  warrants,  convertible  securities  and debt  securities.  The  Portfolio is subject to the  following  percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following  types of securities and engage in the following investment techniques:

         Index/structured  Securities.  The  Portfolio may invest in  indexed/structured  securities,  which  typically are short- to  intermediate-term  debt  securities  whose value at maturity or interest rate is linked to currencies,  interest rates,  equity  securities,  indices,  commodity  prices or other  financial  indicators.  Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

         Foreign  Securities.  The Portfolio may invest without limit in foreign equity and debt securities.  The Portfolio may invest directly in foreign securities  denominated in foreign currencies,  or may invest through depositary receipts or passive  foreign  investment  companies.  Generally,  the same criteria are used to select  foreign  securities as domestic securities.  The Sub-advisor  seeks  companies that meet these criteria  regardless of country of organization or principal business activity.  However,  certain factors such as expected inflation and currency exchange rates,  government  policies affecting  businesses,  and a country's  prospects  for economic  growth may warrant  consideration  in  selecting  foreign securities.

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial  indices  and  foreign  currencies  and  options on such  contracts,  and may  invest in  options on  securities,
financial  indices  and  foreign  currencies,   forward  contracts  and  interest  rate  swaps  and  swap-related  products
(collectively  "derivative  instruments").  The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  currency  exchange rates or interest rates. To a limited  extent,  the Portfolio may also use derivative  instruments  for non-hedging  purposes such as seeking to increase income.

         For more  information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are not favorable for profitable investing or when the  Sub-advisor  is otherwise  unable to locate  favorable  investment  opportunities,  the  Portfolio's investments  may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the
Portfolio  does not always stay fully  invested in stocks and bonds.  The  Portfolio's  cash and  similar  investments  may include high-grade commercial paper,  certificates of deposit,  repurchase agreements and money market funds managed by the
Sub-advisor.  While the  Portfolio is in a defensive  position,  the  opportunity  to achieve its  investment  objective of capital growth will be limited.

AST ALGER MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests primarily in equity securities,  such as common or preferred stocks, that are listed on U.S.
exchanges or in the over-the-counter market.

         The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

o        High Unit Volume Growth Companies.  These are vital,  creative companies that offer goods or services to a rapidly expanding  marketplace.  They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o        Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce  advantageous  results.  These  changes  may  be as  varied  as  new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

         The Portfolio focuses on midsize companies with promising  potential.  Under normal  circumstances,  the Portfolio invests  primarily in the equity  securities of companies having a market  capitalization  within the range of companies in the S&P(R)MidCap 400 Index.  The  Portfolio may invest up to 35% of its total assets in equity  security of companies  that, at the time of purchase,  have total market  capitalization  outside the range of companies in the S&P MidCap 400 Index and in excess of 35% (up to 100% of its assets) during temporary defensive periods.

         As with any fund investing  primarily in equity securities,  the value of the securities held by the Portfolio may decline.  These  declines can be  substantial.  In addition,  the growth  stocks in which the Portfolio  invests  primarily tend to  fluctuate  in price more than other  types of stocks.  Prices of growth  stocks  tend to be higher in  relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks.

         Because the Portfolio  invests  primarily in the securities of medium-sized  companies,  there is a possibility of greater risk than a fund that invests in larger,  more established  companies.  Increased risk may result from such factors as inexperienced management and limited financial resources.

Other Investments:

         Foreign Securities.  The Portfolio may invest up to 20% of the value of its total assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated  in foreign  currencies.  There is no  limitation on the percentage of the Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.
dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions,  including  forward foreign  currency contracts and options on foreign  currencies,  to manage currency risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Short sales "against the box."  The Portfolio may from time to time makes short sales "against the box."

         A discussion of these  investments and their risks is included in this Prospectus  under "Certain Risk Factors and
Investment Methods."

         Temporary  Investments.  The Portfolio may invest up to 100% of its assets in cash,  commercial paper,  high-grade bonds or cash  equivalents  for  temporary  defensive  reasons if the  Sub-advisor  believes  that adverse  market or other conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable  risk of loss.  However, while the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of long-term capital growth will be limited.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective,  the Portfolio  primarily invests in the common stocks of mid-cap companies.  Some of the
Portfolio's  assets may be invested in the  securities  of  large-cap  companies  as well as in  small-cap  companies.  The
Portfolio seeks to reduce risk by diversifying among many companies and industries.

          Under the Portfolio's  value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are  undervalued  and that may rise in price before other  investors  realize  their worth.  Fund managers may identify value stocks in several ways,  including based on earnings,  book value or other financial measures.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  including a low price-to-earnings  ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The  Sub-advisor  may also look for other  characteristics  in a company,  such as a strong  position  relative to competitors,  a high level of stock  ownership among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The Sub-advisor  generally  considers  selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price  fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing  primarily  in  small-cap  companies.  Mid-cap  stocks may  fluctuate  more  widely in price than the market as a whole,  may  underperform  other  types of stocks  when the  market or the  economy is not  robust,  or fall in price or be difficult to sell during market  downturns.  While value  investing  historically  has involved less risk than investing in growth  companies,  the stocks  purchased by the Portfolio  will remain  undervalued  during a short or extended  period of time.  This may happen because value stocks as a category lose favor with investors  compared to growth stocks,  or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity securities are normally the Portfolio's primary investment,  it may invest in preferred stocks and convertible  securities,  as  well  as the  types  of  securities  described  below.  Additional  information  about  these investments  and the special risk factors that apply to them is included in this  Prospectus  under  "Certain  Risk Factors and Investment Methods."

         Fixed  Income  Securities.  The  Portfolio  may  invest up to 35% of its  total  assets,  measured  at the time of investment,  in fixed income or debt  securities.  The Portfolio may invest up to 15% of its total assets,  measured at the time of investment,  in debt securities that are rated below investment grade or comparable  unrated  securities.  There is no minimum rating on the fixed income securities in which the Portfolio may invest.

         Foreign Securities.  The Portfolio may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated  in foreign  currencies.  There is no  limitation on the percentage of the Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.
dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions,  including  forward foreign  currency contracts and options on foreign  currencies,  to manage currency risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Portfolio  may try to reduce the risk of securities  price changes  (hedge) or generate income by writing  (selling) covered call options against  securities held in its portfolio,  and may purchase call options in related  closing  transactions.  The value of  securities  against  which options will be written will not exceed 10% of the Portfolio's net assets.

         Temporary  Investments.  When the Portfolio  anticipates  unusual market or other  conditions,  it may temporarily depart from its objective of capital growth and invest  substantially in high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests primarily in equity securities,  such as common or preferred stocks, that are listed on U.S.
exchanges  or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities  of  companies of all sizes,  and may  emphasize  either  larger or smaller  companies at a given time based on the  Sub-advisor's  assessment of particular companies and market conditions.

         The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

         High Unit Volume Growth Companies.  These are vital,  creative companies that offer goods or services to a rapidly expanding  marketplace.  They include both  established and emerging  firms,  offering new or improved  products,  or firms simply fulfilling an increased demand for an existing product line.

         Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce advantageous results.  These changes may be as varied as new management,  products or technologies,  restructurings or reorganizations, or mergers and acquisitions.

         As with any fund investing  primarily in equity securities,  the value of the securities held by the Portfolio may decline.  These  declines can be  substantial.  In addition,  the growth  stocks in which the Portfolio  invests  primarily tend to  fluctuate  in price more than other  types of stocks.  Prices of growth  stocks  tend to be higher in  relation to their companies'  earnings,  and may be more sensitive to market,  political and economic  developments  than other stocks.
The  Portfolio's  level of risk will vary  based upon the size of the  companies  it  invests  in at a given  time.  To the extent that the Portfolio  emphasizes  small-cap stocks, it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In addition to investing in common and preferred stocks,  the Portfolio may invest in securities  convertible into or  exchangeable  for equity  securities,  including  warrants and rights.  The Portfolio may invest up to 20% of its total assets in foreign  securities.  (American  Depositary  Receipts  or other U.S.  dollar  denominated  securities  of foreign issuers are not subject to the 20% limitation.)

         The Fund may  purchase  put and call  options and write  (sell) put and covered  call  options on  securities  and securities  indices  to  increase  gain or to  hedge  against  the  risk  of  unfavorable  price  movements.  However,  the
Sub-advisor  does not  currently  intend to rely on these  option  strategies  extensively,  if at all. The  Portfolio  may purchase and sell stock index  futures  contracts  and options on stock index  futures  contracts.  The  Portfolio may sell securities "short against the box."

         An  additional  discussion  of these types of  investments  and their risks is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may invest up to 100% of its assets in cash,  commercial paper,  high-grade bonds or cash  equivalents  for  temporary  defensive  reasons if the  Sub-advisor  believes  that adverse  market or other conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable  risk of loss.  However, while the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of long-term capital growth will be limited.

AST JANCAP GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital.  Realization of income is not a significant  investment  consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in common stocks.  Common stock  investments  will be in companies that the  Sub-advisor  believes are  experiencing  favorable  demand for their  products and services,  and which  operate in a favorable  competitive  and  regulatory  environment.  The  Sub-advisor  generally  takes a "bottom up"
approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to  identify  individual companies with earnings growth potential that may not be recognized by the market at large.

         Because the Portfolio invests a substantial  portion (or all) of its assets in stocks, the Portfolio is subject to the risks associated with stock investments,  and the Portfolio's share price therefore may fluctuate  substantially.  This is true despite the Portfolio's  focus on the stocks of larger  more-established  companies.  The  Portfolio's  share price will be affected by changes in the stock markets  generally,  and factors  specific to a company or an industry will affect the prices of  particular  stocks held by the  Portfolio  (for  example,  poor  earnings,  loss of major  customers,  major litigation  against an issuer,  or  changes in  government  regulations  affecting  an  industry).  Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments not foreseen at the time the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations"  from time to time. A "special  situation"
arises when, in the opinion of the  Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a specific  development,  such as a technological  breakthrough,  management  change or new product at that company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the  event  that the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the  Sub-advisor  expects to invest  primarily in equity  securities,  the Portfolio may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities.  The Portfolio is subject to the following  percentage  limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following  types of securities and engage in the following investment techniques:

         Foreign Securities.  The Portfolio may also purchase  securities of foreign issuers,  including foreign equity and debt  securities and depositary  receipts.  Foreign  securities are selected  primarily on a  stock-by-stock  basis without regard to any defined  allocation  among countries or geographic  regions.  No more than 25% of the Portfolio's  assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively
"derivative  instruments").  The Portfolio intends to use most derivative  instruments  primarily to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  foreign  currency markets or interest rates. To a limited extent,  the Portfolio may also use derivative  instruments  for  non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging  techniques,  including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Sub-advisor may increase the Portfolio's  cash position  without  limitation when the
Sub-advisor is of the opinion that  appropriate  investment  opportunities  for capital  growth with desirable  risk/reward characteristics  are  unavailable.  Cash and  similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will include high-grade  commercial paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the  Sub-advisor.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of capital growth will be limited.

AST INVESCO EQUITY INCOME PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek  capital  growth and current  income while following sound investment practices.

Principal Investment Policies and Risks:

         The Portfolio  seeks to achieve its objective by investing in securities  that are expected to produce  relatively high levels of income and  consistent,  stable  returns.  The Portfolio  normally will invest at least 65% of its assets in dividend-paying  common and preferred  stocks of domestic and foreign issuers.  Up to 30% of the Portfolio's  assets may be invested in equity  securities  that do not pay regular  dividends.  In addition,  the  Portfolio  normally  will have some portion of its assets  invested in debt  securities or convertible  bonds.  The Portfolio may invest up to 25% of its total assets in foreign  securities,  including  securities of issuers in countries  considered to be  developing.  These foreign investments may serve to increase the overall risks of the Portfolio.

         The Portfolio's  investments in common stocks may, of course,  decline in value,  which will result in declines in the  Portfolio's  share price.  Such declines could be  substantial.  To minimize the risk this presents,  the  Sub-advisor will not  invest  more than 5% of the  Portfolio's  assets in the  securities  of any one  company  or more than 25% of the
Portfolio's  assets in any one industry.  In light of the Portfolio's focus on income producing stocks,  its risk and share price fluctuation (and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The  Portfolio's  investments in debt  securities will generally be subject to both credit risk and market risk.  Credit risk  relates to the ability of the issuer to meet  interest or principal  payments,  or both,  as they come due.  Market risk relates to the fact that the market values of debt  securities  in which the Portfolio  invests generally  will be affected by changes in the level of interest  rates.  An increase in interest  rates will tend to reduce the market values of debt  securities,  whereas a decline in interest  rates will tend to increase  their values.  Although the  Sub-advisor  will  limit  the  Portfolio's  debt  security  investments  to  securities  it  believes  are not  highly speculative,  both kinds of risk are increased by investing in debt securities  rated below the top four grades by Standard
& Poor's Corporation or Moody's Investors Services, Inc., or equivalent unrated debt securities ("junk bonds").

         In order to decrease its risk in investing in debt  securities,  the Portfolio will invest no more than 15% of its assets in junk bonds,  and in no event will the Portfolio  ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's.  While the  Sub-advisor  will monitor all of the debt  securities  in the  Portfolio for the issuers'
ability to make required  principal and interest  payments and other quality  factors,  the  Sub-advisor  may retain in the
Portfolio  a debt  security  whose  rating is changed to one below the  minimum  rating  required  for  purchase  of such a security.  For a discussion of the special risks involved in lower-rated  bonds,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain market and economic  conditions,  the Portfolio may assume a defensive position with up to
100% of its assets  temporarily  invested in high quality  corporate  bonds or notes or government  securities,  or held in cash.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. government bonds.

Principal Investment Policies and Risks:

         To  achieve  its  objectives,  the  Portfolio  will  invest at least 65% of its  total  assets in bonds  issued or
guaranteed  by  the  U.S.  or  foreign   governments  or  their  agencies  and  by  foreign   authorities,   provinces  and
municipalities.  Corporate  bonds of U.S.  and  foreign  issuers may also be  purchased.  The  Portfolio  seeks to moderate price  fluctuation  by  actively  managing  its  maturity  structure  and  currency  exposure.  The  Sub-advisor  bases its investment  decisions on fundamental market factors,  currency trends, and credit quality.  The Portfolio generally invests in countries where the  combination of  fixed-income  returns and currency  exchange rates appears  attractive,  or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

         Although  the  Portfolio  expects to maintain an  intermediate-to-long  weighted  average  maturity,  there are no maturity  restrictions on the overall portfolio or on individual  securities.  The Portfolio may and frequently does engage in foreign  currency  transactions  such as forward  foreign  currency  exchange  contracts,  hedging its foreign  currency exposure  back to the dollar or against  other  foreign  currencies  ("cross-hedging").  The  Sub-advisor  also attempts to reduce currency risks through diversification among foreign securities and active management of currency exposures.

         The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade,  high-risk bonds
("junk  bonds") and emerging  market bonds.  Some emerging  market bonds,  such as Brady Bonds,  may be denominated in U.S.
dollars.

         Like any fixed income fund, the value of the Portfolio  will  fluctuate in response to changes in market  interest rates and the credit quality of particular companies.  International fixed income investing,  however,  involves additional risks that can  increase  the  potential  for losses.  These  additional  risks  include  varying  stages of  economic  and political development of foreign countries,  differing regulatory and accounting standards in non-U.S.  markets, and higher transaction  costs.  Because a substantial  portion of the Portfolio's  investments are denominated in foreign  currencies, exchange rates are also likely to have a significant  impact on total  Portfolio  performance.  For example,  a rise in the
U.S.  dollar's  value  relative to the Japanese  yen will  decrease  the U.S.  dollar value of a Japanese  bond held in the
Portfolio,  even though the price of that bond in yen remains  unchanged.  Therefore,  because of these  currency risks and the risks of investing in foreign  securities  generally,  the  Portfolio  will involve a greater  degree of risk and share price  fluctuation than a fund investing  primarily in domestic fixed income  securities,  but ordinarily will involve less risk than a fund investing  exclusively in foreign fixed income  securities.  In addition,  the Portfolio's focus on longer maturity bonds will tend to cause greater fluctuations in value when interest rates change.

         Types of Debt  Securities.  The  Portfolio's  investments  in debt  securities  may include  securities  issued or guaranteed by the U.S. and foreign governments,  their agencies,  instrumentalities or political  subdivisions,  securities issued or guaranteed by supranational  organizations  (e.g.,  European Investment Bank,  InterAmerican  Development Bank or
the World Bank), bank or bank holding company  securities,  foreign and domestic corporate debt securities,  and commercial paper.

         The Portfolio may invest in zero coupon  securities,  which are  securities  that are purchased at a discount from their face value, but that do not make cash interest  payments.  Zero coupon securities are subject to greater  fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

         The Portfolio may invest in Brady Bonds,  which are used as a means of  restructuring  the external debt burden of certain  emerging  countries.  Even if the bonds are  collateralized,  they are often  considered  speculative  investments because of the country's  credit  history or other factors.  The Portfolio may purchase the  securities of certain  foreign investment funds or trusts called passive foreign  investment  companies.  Such trusts have been the only or primary way to invest in certain countries.  In addition to bearing their proportionate  share of the Trust's expenses,  shareholders will also indirectly bear similar expenses of such trusts.

         The Portfolio from time to time may invest in collateralized  mortgage  obligations,  asset-backed  bonds and debt securities convertible into equities.

         Nondiversified  Investment  Company.  The Portfolio intends to select its investments from a number of country and market  sectors,  and intends to have  investments  in  securities of issuers from a minimum of three  different  countries
(including the United States).  However,  the Portfolio is considered a  "nondiversified"  investment  company for purposes of the  Investment  Company Act of 1940. As such,  the Portfolio may invest more than 5% of its assets in the  fixed-income securities of individual  foreign  governments.  The Portfolio  generally will not invest more than 5% of its assets in any individual  corporate issuer,  except with respect to certain  short-term  investments.  As a nondiversified  fund, a price decline in any one of the Portfolio's  holdings may have a greater effect on the  Portfolio's  value than on the value of a fund that is more broadly diversified.

Other Investments:

         The Portfolio  may buy and sell futures  contracts  (and related  options) for a number of reasons  including:  to manage  exposure to changes in interest  rates,  securities  prices and currency  exchange  rates; as an efficient means of adjusting  overall  exposure to certain  markets;  to earn  income;  to protect the value of portfolio  securities;  and to adjust the  portfolio's  duration.  The  Portfolio  may  purchase  or write call and put options on  securities,  financial indices,  and foreign  currencies.  The  Portfolio  may invest up to 10% of its total assets in hybrid  instruments,  which combine the characteristics of futures, options and securities.

         Additional  information  on the  securities in which the  Portfolio  may invest and their risks in included  below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  To protect against adverse  movements of interest rates, the Portfolio may invest without limit in short-term  obligations  denominated in U.S. and foreign  currencies such as certain bank obligations,  commercial paper,  short-term  government and corporate  obligations,  repurchase  agreements and money market mutual funds managed by the Sub-advisor.  Cash reserves also provide  flexibility in meeting  redemptions and paying expenses.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment  objective of high current income and capital growth may be limited.

PORTFOLIO TURNOVER:

         Each  Portfolio may sell its portfolio  securities,  regardless of the length of time that they have been held, if the Sub-advisor  and/or the Investment  Manager  determines that it would be in the Portfolio's  best interest to do so. It may be appropriate to buy or sell portfolio  securities due to economic,  market,  or other factors that are not within the
Sub-advisor's or Investment  Manager's  control.  Such  transactions  will increase a Fund's  "portfolio  turnover." A 100%
portfolio  turnover rate would occur if all of the  securities in a portfolio of investments  were replaced  during a given period.

         Although turnover rates may vary substantially from year to year, it is anticipated that the following  Portfolios may regularly have annual rates of turnover exceeding 100%:

         AST American Century International Growth Portfolio
         AST American Century International Growth Portfolio II
         AST Janus Small-Cap Growth Portfolio
         AST Alger Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Value Portfolio
         AST JanCap Growth Portfolio
         AST T. Rowe Price Global Bond Portfolio

         A high rate of  portfolio  turnover  involves  correspondingly  higher  brokerage  commission  expenses  and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

         The net asset  value per share  ("NAV")  of each  Portfolio  is  determined  as of the close of the New York Stock
Exchange  (the  "NYSE")  (normally  4:00  p.m.  Eastern  Time) on each day  that  the  NYSE is open  for  business.  NAV is determined by dividing the value of a  Portfolio's  total assets,  less any  liabilities,  by the number of total shares of that  Portfolio  outstanding.  In  general,  the assets of each  Portfolio  are  valued on the basis of market  quotations.
However,  in certain  circumstances  where market  quotations  are not readily  available or are believed to be inaccurate, assets are valued by methods  that are believed to  accurately  reflect  their fair value.  Because NAV is  calculated  and purchases may be made only on business days, and because  securities  traded on foreign  exchanges may trade on other days, the value of a Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating  Insurance  Companies for the purpose of investing  assets  attributable  to variable  annuity  contracts  and variable life  insurance  policies
("contractholders"),  or by qualified plans. The separate  accounts of the Participating  Insurance  Companies place orders to purchase and redeem  shares of the Trust based on,  among other  things,  the amount of premium  payments to be invested and the amount of surrender  and  transfer  requests to be effected on that day under the variable  annuity  contracts  and variable  life  insurance  policies.  Orders are  effected on days on which the NYSE is open for trading.  Orders  received before 4:00 P.M.  Eastern time are effected at the NAV  determined  as of 4:00 P.M.  Eastern Time on that same day.  Orders received after 4:00 P.M.  Eastern Time are effected at the NAV calculated  the next business day.  Payment for  redemptions will be made within  seven days after the  request is  received.  The Trust does not assess any fees,  either when it sells or when it redeems its securities.  However,  surrender  charges,  mortality and expense risk fees and other charges may be assessed by Participating  Insurance  Companies under the variable annuity  contracts or variable life insurance  policies.
Please  refer to the  prospectuses  for the  variable  annuity  contracts  and  variable  insurance  policies  for  further information on these fees.

         As of the date of this  Prospectus,  American  Skandia Life Assurance  Corporation  ("ASLAC") and Kemper Investors
Life Insurance  Company are the only  Participating  Insurance  Companies.  The profit  sharing plan covering  employees of
ASLAC and its affiliates,  which is a retirement plan qualified under Section 401(a) of the Internal  Revenue Code of 1986, as amended,  also may directly own shares of the Trust.  Certain  conflicts of interest may arise as a result of investment in the Trust by various  insurance  companies  for the benefit of their  contractholders  and by various  qualified  plans.
These  conflicts  could arise because of differences in the tax treatment of the various  investors,  because of actions of the  Participating  Insurance  Companies and/or the qualified plans, or other reasons.  The Trust does not currently expect that any material  conflicts  of interest  will arise.  Nevertheless,  the  Trustees  intend to monitor  events in order to identify any material  irreconcilable  conflicts and to determine what action,  if any, should be taken in response to such conflicts.  Should any conflict  arise that would  require a substantial  amount of assets to be withdrawn  from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment  Manager:  American  Skandia  Investment  Services,   Incorporated  ("ASISI"),  One  Corporate  Drive,  Shelton,
Connecticut,  acts as Investment  Manager to the Trust.  ASISI has served as Investment  Manager since 1992,  and currently serves as Investment  Manager to a total of 66  investment  company  portfolios  (including  the  Portfolios of the Trust).
ASISI is an indirect wholly-owned  subsidiary of Skandia Insurance Company Ltd.  ("Skandia").  Skandia is a Swedish company that owns,  directly  or  indirectly,  a number of  insurance  companies  in many  countries.  The  predecessor  to Skandia commenced operations in 1855.

         The Trust's  Investment  Management  Agreements with ASISI (the "Management  Agreements")  provide that ASISI will furnish each applicable  Portfolio with investment  advice and  administrative  services  subject to the supervision of the
Board of Trustees and in conformity  with the stated  policies of the  applicable  Portfolio.  The  Investment  Manager has engaged  Sub-advisors to conduct the investment programs of each Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment  Manager is  responsible  for  monitoring  the  activities of the  Sub-advisors  and reporting on such  activities to the Trustees.  The  Investment  Manager must also provide,  or obtain and  supervise,  the executive,  administrative,  accounting,  custody,  transfer  agent and  shareholder  servicing  services  that are  deemed advisable by the Trustees.

         The Trust has obtained an exemption  from the Securities and Exchange  Commission  that permits ASISI,  subject to approval by the Board of Trustees of the Trust, to change  sub-advisors  for a Portfolio and to enter into new sub-advisory agreements,  without  obtaining  shareholder  approval  of the  changes.  This  exemption  (which is similar to  exemptions granted to other  investment  companies  that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees.

Sub-advisors:

         American Century Investment  Management,  Inc. ("American  Century") (formerly,  Investors Research  Corporation),
American Century Tower, 4500 Main Street,  Kansas City,  Missouri 64111, serves as Sub-advisor for the AST American Century
International  Growth  Portfolio,  the AST American  Century  International  Growth Portfolio II. American Century has been providing  investment  advisory  services to  investment  companies  and  institutional  clients since 1958. As of June 30,
2000, American Century and its affiliates managed assets totaling approximately $113 billion.

         American Century utilizes a team of portfolio managers,  assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

         The portfolio  manager  members of the  portfolio  team  responsible  for  management of the AST American  Century
International  Growth  Portfolio and AST American Century  International  Growth Portfolio II are Henrik Strabo and Mark S.
Kopinski.  Henrik Strabo joined American Century in 1993 as an investment  analyst,  has been a portfolio manager member of the  international  team since 1994 and has managed the AST  American  Century  International  Growth  Portfolio  since its inception and the AST American  Century  International  Growth  Portfolio II since American  Century became the Portfolio's
Sub-advisor in May 2000. Mark S. Kopinski,  Vice President and Portfolio  Manager for American  Century,  rejoined American
Century in April 1997 and has co-managed the AST American  Century  International  Growth Portfolio since that time and the
AST American Century  International  Growth Portfolio II since American  Century became the Portfolio's  Sub-advisor.  From
June 1995 to March 1997, Mr. Kopinski served as Vice President and Portfolio  Manager for Federated  Investors,  Inc. Prior
to June 1995, Mr. Kopinski was a Vice President and Portfolio Manager for American Century.

         Janus Capital Corporation ("Janus"),  100 Fillmore Street, Denver, Colorado 80206-4923,  serves as Sub-advisor for the AST Janus Small-Cap Growth  Portfolio and the AST JanCap Growth  Portfolio.  Janus serves as investment  advisor to the
Janus Funds,  as well as advisor or sub-advisor  to several other mutual funds and  individual,  corporate,  charitable and retirement accounts.  As of June 30, 2000, Janus managed assets worth approximately $304 billion.

         The AST Janus  Small-Cap  Growth  Portfolio is managed by a  management  team  consisting  of William H. Bales and
Jonathan  D.  Coleman.  Mr.  Bales  and Mr.  Coleman  have  managed  the  Portfolio  since  Janus  became  the  Portfolio's
Sub-

advisor in January 1999.  Mr. Bales has been a Portfolio  Manager  since 1997 and a research  analyst since 1993. He joined
Janus in 1991.  Mr. Coleman has been a Portfolio  Manager with Janus since 1997 and a research  analyst since joining Janus in 1994.

         The portfolio  manager  responsible for management of the AST JanCap Growth  Portfolio is Scott W. Schoelzel.  Mr.
Schoelzel,  a Senior Portfolio Manager at Janus who has managed the Portfolio since August,  1997, joined Janus in January,
1994 as Vice President of Investments.

         Fred Alger Management,  Inc.  ("Alger"),  One World Trade Center,  Suite 9333, New York, New York 10048, serves as
Sub-advisor  for the AST Alger  Mid-Cap  Growth  Portfolio and the AST Alger All-Cap  Growth  Portfolio.  Alger has been an investment  advisor since 1964, and as of June 30, 2000 managed mutual fund and other assets totaling  approximately  $21.2 billion.

         The portfolio  managers  responsible for the management of the AST Alger Mid-Cap Growth  Portfolio are David Alger
and Ron Tartaro.  Both have managed  these  Portfolios  since their  inception.  Mr. Alger has been employed by Alger since
1971 and served as Executive Vice  President and Director of Research  prior to being named  President in 1995. Mr. Tartaro has been employed by Alger since 1990 as a senior research analyst until 1995 and as a Senior Vice President since 1995.

         The portfolio  managers  responsible for the management of the AST Alger All-Cap Growth  Portfolio are David Alger
and Seilai Khoo. Mr. Alger has managed the Portfolio  since its  inception,  while Ms. Khoo has been managing the Portfolio since June 2000.  Mr. Alger has been  employed by Alger since 1971 and served as Executive  Vice  President and Director of
Research  prior to being named  President in 1995.  Ms. Khoo has been  employed by Alger since 1989,  and has been a Senior
Vice President and Portfolio Manager since 1995.

         Neuberger Berman Management Inc. ("NB Management"),  605 Third Avenue,  New York, NY 10158,  serves as sub-advisor for the AST Neuberger  Berman Mid-Cap Value  Portfolio.  NB Management and its  predecessor  firms have  specialized in the management of mutual funds since 1950.  Neuberger  Berman,  LLC, an affiliate of NB Management,  acts as a principal broker in the purchase and sale of portfolio  securities for the Portfolios  for which it serves as  Sub-advisor,  and provides NB
Management  with certain  assistance in the management of the Portfolios  without added cost to the Portfolios or ASISI. NB
Management and its affiliates manage securities  accounts,  including mutual funds, that had approximately $54.4 billion of assets as of June 30, 2000.

         The portfolio  managers  responsible  for the  day-to-day  management of the AST  Neuberger  Berman  Mid-Cap Value
Portfolio are Robert I. Gendelman and S. Basu Mullick.  Mr.  Gendelman has been managing the Portfolio  since NB Management became the  Portfolio's  Sub-advisor in May 1998,  and Mr. Mullick has been managing the Portfolio  since October 1998. Mr.
Gendelman has been with NB  Management  since 1994,  where he is currently a Vice  President.  Mr.  Mullick has been a Vice
President of NB Management  since  October 1998.  From 1993 to 1998,  Mr.  Mullick was a portfolio  manager for a prominent investment adviser.

         INVESCO Funds Group, Inc.  ("INVESCO"),  7800 East Union Avenue,  P.O. Box 173706,  Denver,  Colorado  80217-3706,
serves as  Sub-advisor  for the AST INVESCO Equity Income  Portfolio.  INVESCO was  established in 1932.  AMVESCAP PLC, the parent  of  INVESCO,  is one of the  largest  independent  investment  management  businesses  in  the  world  and  managed approximately $389 billion of assets as of June 30, 2000.

         The portfolio  managers  responsible  for  management of the Portfolio are Charles P. Mayer and Donovan J. (Jerry)
Paul.  Mr. Mayer has served as Co-Manager of the Portfolio  since April,  1993.  Mr. Mayer began his  investment  career in
1969 and is now a director  and senior vice  president  of INVESCO.  From 1993 to 1994,  he was vice  president of INVESCO.
Mr. Paul has served as Co-Manager of the Portfolio  since May 1994.  Mr. Paul entered the  investment  management  industry in 1976,  and has been a senior vice  president  of INVESCO  since 1994.  From 1993 to 1994,  he was  president  of Quixote
Investment Management, Inc.

         T. Rowe Price International,  Inc. ("T. Rowe International"),  100 East Pratt Street,  Baltimore,  Maryland 21202,
serves  as  Sub-advisor  for the AST T.  Rowe  Price  Global  Bond  Portfolio.  T.  Rowe  International  is a  wholly-owned subsidiary of T. Rowe Price and the successor of Rowe Price-Fleming  International,  Inc., a joint venture in which T. Rowe
Price was a  participant  that was  founded in 1979.  T. Rowe  International  is one of the world's  largest  international mutual  fund asset  managers  with  approximately  $39.2  billion  under  management  as of June 30, 2000 in its offices in
Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

         The Portfolio has an investment  advisory group that has day-to-day  responsibility for managing the Portfolio and developing and executing the Portfolio's  investment program. The advisory group consists of Christopher  Rothery,  William
T. Reynolds,  Daniel O. Shackelford,  and Michael Conelius.  Christopher  Rothery joined T. Rowe  International in 1994 and has 12 years of experience managing  multi-currency  fixed-income  portfolios.  William T. Reynolds,  CFA, CIC, is Director of T. Rowe Price's Fixed Income Division and joined the firm in 1981.  Daniel O.  Shackelford,  CFA joined T. Rowe Price in
1999;  prior to that he was the  Principal  and  Head of Fixed  Income  for  Investment  Counselors  of  Maryland.  Michael
Conelius joined T. Rowe International in 1995.  Prior to that, he had been with T. Rowe Price since 1988.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable each month,  for the  performance  of its services.
ASISI pays each  Sub-advisor a portion of such fee for the performance of the  Sub-advisory  services at no additional cost to any Portfolio.  The Investment  Management  fee for each  Portfolio  will differ,  reflecting the differing  objectives, policies and  restrictions  of each  Portfolio.  Each  Portfolio's fee is accrued daily for the purposes of determining the sale and redemption  price of the  Portfolio's  shares.  The fees paid to ASISI for the fiscal year ended December 31, 1999 by each  Portfolio  that was in operation for that entire fiscal year,  stated as a percentage of the  Portfolio's  average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST American Century International Growth Portfolio:                                         1.00%
AST American Century International Growth Portfolio II:                                      1.00%
AST Janus Small-Cap Growth Portfolio:                                                        0.90%
AST Neuberger Berman Mid-Cap Value Portfolio:                                                0.82%
AST JanCap Growth Portfolio:                                                                 0.87%
AST INVESCO Equity Income Portfolio:                                                         0.75%
AST T. Rowe Price Global Bond Portfolio:                                                     0.80%

         The investment management fee rate for the AST Alger Mid-Cap Growth Portfolio,  which had not commenced operations prior to the date of this  Prospectus,  is an annual rate of .80% of the  average  daily net assets of the  Portfolio.  The investment  management fee rate for the AST Alger All-Cap Growth Portfolio,  which commenced operations in January 2000, is an annual rate of .95% of the average daily net assets of the Portfolio.

         For more  information  about  investment  management  fees,  including  voluntary  fee  waivers  and the fee rates applicable at various asset levels,  and the fees payable by ASISI to each of the Sub-advisors,  please see the Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses.  In addition to Investment  Management  fees, each Portfolio pays other expenses,  including costs incurred in connection  with the maintenance of its securities law  registrations,  printing and mailing  prospectuses  and statements  of  additional  information  to  shareholders,  certain  office and  financial  accounting  services,  taxes or governmental fees, brokerage  commissions,  custodial,  transfer and shareholder servicing agent costs, expenses of outside counsel  and  independent  accountants,  preparation  of  shareholder  reports  and  expenses  of trustee  and  shareholder meetings.  The Trust may also pay  Participating  Insurance  Companies  for  printing  and  delivery  of certain  documents
(including  prospectuses,  semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance  policies  whose assets are invested in the Trust.  Expenses not directly  attributable  to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution  Plan. The Trust has adopted a  Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment  Company Act of 1940 to permit American Skandia Marketing,  Inc. ("ASM"),  an affiliate of ASISI, to receive brokerage  commissions  in  connection  with  purchases and sales of securities  held by the  Portfolios,  and to use these commissions to promote the sale of shares of the Portfolios.  Under the  Distribution  Plan,  transactions for the purchase and sale of securities  for a Portfolio  may be directed to certain  brokers for  execution  ("clearing  brokers") who have agreed to pay part of the brokerage  commissions  received on these  transactions to ASM for "introducing"  transactions to the clearing  broker.  In turn, ASM will use the brokerage  commissions  received as an  introducing  broker to pay various distribution-related  expenses,  such as advertising,  printing of sales materials,  and payments to dealers.  No Portfolio will pay any new fees or charges  resulting from the Distribution  Plan, nor is it expected that the brokerage  commissions paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

         Each Portfolio  intends to distribute  substantially  all its net  investment  income.  Dividends from  investment income are  expected to be declared  and  distributed  annually,  although  the Trustees of the Trust may decide to declare dividends at other  intervals.  Similarly,  any net realized long- and  short-term  capital gains of each Portfolio will be declared  and  distributed  at  least  annually  either  during  or  after  the  close  of  the  Portfolio's  fiscal  year.
Distributions  will be made to the various  separate  accounts of the  Participating  Insurance  Companies and to qualified plans (not to holders of variable  insurance  contracts or to plan  participants) in the form of additional  shares (not in cash).  The  result is that the  investment  performance  of the  Portfolios,  either in the form of  dividends  or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

         Holders of variable  annuity  contracts or variable life insurance  policies  should consult the  prospectuses  of their  respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan participants  should consult any applicable plan documents for  information on the federal income tax  consequences to such participants.  In addition,  variable  contract owners and qualified plan  participants  may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

                                       This page has been intentionally left blank.

FINANCIAL  HIGHLIGHTS:  The  financial  highlights  table is  intended to help you  understand  the  Portfolios'  financial performance  for the past five years (or,  for  Portfolios  that have not been in  operation  for five  years,  since their inceptions).  Certain  information  reflects  financial  results for a single  Portfolio  share.  The total  returns in the table  represent the rate that an investor would have earned or lost in a Portfolio.  Except for the financial  information for the period ended June 30, 2000,  which is  unaudited,  the  information  has been audited by Deloitte & Touche LLP, the
Trust's independent  auditors.  The report of the independent  auditors,  along with the Portfolios'  financial statements, are included in the annual  reports of the separate  accounts  funding the variable  annuity  contracts  and variable  life insurance  policies,  which are  available  without  charge  upon  request to the Trust at One  Corporate  Drive,  Shelton,
Connecticut  or by  calling  (800)  752-6342.  No  financial  information  is  included  for the AST Alger  Mid-Cap  Growth
Portfolio, which had not commenced operations prior to October 23, 2000.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------          -----        ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST JanCap Growth  06/30/00**   $55.21       $(0.10)      $(3.45)      $(3.55)       $(0.07)    $(4.45)      $(4.52)        $47.14
                   12/31/99      37.00          0.05        19.65        19.70            --     (1.49)       (1.49)         55.21
                   12/31/98      23.15          0.04        15.10        15.14        (0.08)     (1.21)       (1.29)         37.00
                   12/31/97      18.79          0.06         5.16         5.22        (0.05)     (0.81)       (0.86)         23.15
                   12/31/96      15.40          0.02         4.19         4.21        (0.02)     (0.80)       (0.82)         18.79
                   12/31/95      11.22          0.06         4.18         4.24        (0.06)         --       (0.06)         15.40

AST Neuberger Berman        06/30/00**        $13.32        $0.02        $0.62         $0.64    $(0.04)      $(0.05)       $(0.09)
$13.87
Mid-Cap Value***   12/31/99      13.16          0.10         0.60         0.70        (0.24)     (0.30)       (0.54)         13.32
                   12/31/98      15.15          0.21       (0.52)       (0.31)        (0.36)     (1.32)       (1.68)         13.16
                   12/31/97      12.83          0.32         2.87         3.19        (0.36)     (0.51)       (0.87)         15.15
                   12/31/96      11.94          0.36         0.97         1.33        (0.44)         --       (0.44)         12.83
                   12/31/95       9.87          0.40         2.09         2.49        (0.42)         --       (0.42)         11.94

AST INVESCO Equity 06/30/00**   $18.65         $0.18        $0.04        $0.22       $(0.36)    $(1.40)      $(1.76)        $17.11
Income             12/31/99      17.50          0.36         1.61         1.97        (0.32)     (0.50)       (0.82)         18.65
                   12/31/98      16.51          0.31         1.81         2.12        (0.32)     (0.81)       (1.13)         17.50
                   12/31/97      13.99          0.31         2.84         3.15        (0.26)     (0.37)       (0.63)         16.51
                   12/31/96      12.50          0.27         1.79         2.06        (0.24)     (0.33)       (0.57)         13.99
                   12/31/95       9.75          0.25         2.65         2.90        (0.15)         --       (0.15)         12.50

AST Janus Small-Cap   06/30/00**$42.61       $(0.10)      $(6.41)      $(6.51)       $    --    $(4.01)      $(4.01)        $32.09
Growth+            12/31/99      17.61        (0.03)        25.03        25.00            --         --           --         42.61
                   12/31/98      17.81        (0.08)         0.73         0.65            --     (0.85)       (0.85)         17.61
                   12/31/97      16.80        (0.05)         1.06         1.01            --         --           --         17.81
                   12/31/96      14.25        (0.03)         2.85         2.82            --     (0.27)       (0.27)         16.80
                   12/31/95      10.84        (0.04)         3.54         3.50        (0.09)         --       (0.09)         14.25

AST American Century        06/30/00**        $16.67      $(0.01)      $(1.17)       $(1.18)    $(0.03)      $(1.64)       $(1.67)
$13.82
International      12/31/99      13.39          0.06         3.95         4.01        (0.09)     (0.64)       (0.73)         16.67
Growth II++        12/31/98      12.09          0.08         1.59         1.67        (0.14)     (0.23)       (0.37)         13.39
                   12/31/97      12.07          0.09         0.08         0.17        (0.07)     (0.08)       (0.15)         12.09
                   12/31/96      10.65          0.06         1.44         1.50        (0.08)         --       (0.08)         12.07
                   12/31/95       9.62          0.07         0.99         1.06        (0.01)     (0.02)       (0.03)         10.65

AST T. Rowe Price  06/30/00**    $9.60         $0.17      $(0.51)      $(0.34)       $(0.15) $       --      $(0.15)         $9.11
Global Bond+++     12/31/99      11.46          0.33       (1.25)       (0.92)        (0.71)     (0.23)       (0.94)          9.60
                   12/31/98      10.11          0.52         0.94         1.46        (0.03)     (0.08)       (0.11)         11.46
                   12/31/97      10.90          0.20       (0.57)       (0.37)        (0.16)     (0.26)       (0.42)         10.11
                   12/31/96      10.60          0.23         0.38         0.61        (0.14)     (0.17)       (0.31)         10.90
                   12/31/95       9.68          0.31         0.75         1.06        (0.14)         --       (0.14)         10.60

AST Alger All-Cap  06/30/00**(2)$10.00       $    --      $(1.23)      $(1.23)     $    --   $       --     $     --         $8.77
Growth

---------------------------------------------------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on December 31, 1999.
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.
*** Prior to May 1, 1998,  Federated  Investment  Counseling  served as  Sub-advisor  to the AST Neuberger  Berman  Mid-Cap
Value Portfolio  (formerly,  the Federated  Utility Income  Portfolio).  Neuberger  Berman  Management,  Inc. has served as
Sub-advisor to the Portfolio since May 1, 1998.
+ Prior to January 1, 1999,  Founders Asset  Management LLC served as  Sub-advisor to the AST Janus  Small-Cap  Growth Fund
(formerly,  the Founders  Capital  Appreciation  Portfolio).  Janus Capital  Corporation  has served as  Sub-advisor to the
Portfolio since January 1, 1999.
++ Prior to May 1,  2000,  Rowe  Price-Fleming  International,  Inc.  served as  Sub-advisor  to the AST  American  Century
International  Growth  Portfolio II (formerly,  the AST T. Rowe Price  International  Equity  Portfolio).  American Century
Investment Management, Inc. has served as Sub-advisor to the Portfolio since May 1, 2000.
+++ Prior to May 1, 2000,  the AST T. Rowe Price  Global Bond  Portfolio  was known as the AST T. Rowe Price  International
Bond Portfolio.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS)       TO
AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------            ----------

  (7.24%)      $5,905,963                    16%                    1.01%(1)              1.05%(1)               (0.40%)(1)
  55.01%        5,923,778                    35%                    1.00%                 1.04%                   0.12%
  68.26%        3,255,658                    42%                    1.02%                 1.04%                   0.16%
  28.66%        1,511,602                    94%                    1.07%                 1.08%                   0.24%
  28.36%          892,324                    79%                    1.10%                 1.10%                   0.25%
  37.98%          431,321                   113%                    1.12%                 1.12%                   0.51%

  4.95%          $677,747                    92%                    1.23%(1)              1.23%(1)                0.29%(1)
  5.67%           664,383                   176%                    1.13%                 1.13%                   0.39%
  (2.33%)         271,968                   208%                    1.05%                 1.05%                   1.83%
  26.42%          201,143                    91%                    0.90%                 0.90%                   3.34%
  11.53%          123,138                    81%                    0.93%                 0.93%                   3.14%
  26.13%          107,399                    71%                    0.93%                 0.93%                   4.58%

   1.88%       $1,145,436                    33%                    0.95%(1)              0.95%(1)                2.21%(1)
  11.74%        1,048,064                    76%                    0.93%                 0.93%                   2.10%
  13.34%          831,482                    67%                    0.93%                 0.93%                   2.17%
  23.33%          602,105                    73%                    0.95%                 0.95%                   2.54%
  17.09%          348,680                    58%                    0.98%                 0.98%                   2.83%
  30.07%          176,716                    89%                    0.98%                 0.98%                   3.34%

 (18.05%)      $1,052,163                    53%                     1.05%(1)             1.05%(1)              (0.50%)(1)
 141.96%        1,443,211                   116%                     1.08%                1.08%                 (0.46%)
   3.49%          285,847                   100%                     1.12%                1.12%                 (0.53%)
   6.01%          278,258                    77%                     1.13%                1.13%                 (0.32%)
  20.05%          220,068                    69%                     1.16%                1.16%                 (0.38%)
  32.56%           90,460                    68%                     1.22%                1.22%                 (0.28%)

  (7.95%)        $453,284                   102%                     1.26%(1)             1.26%(1)               0.06%(1)
   31.95%         516,824                    29%                     1.26%                1.26%                  0.47%
   14.03%         472,161                    32%                     1.25%                1.25%                  0.60%
    1.36%         464,456                    19%                     1.26%                1.26%                  0.71%
   14.17%         402,559                    11%                     1.30%                1.30%                  0.84%
   11.09%         195,667                    17%                     1.33%                1.33%                  1.03%

   (3.53%)       $136,272                   108%                     1.12%(1)             1.12%(1)               4.00%(1)
   (8.33%)        138,144                   106%                     1.11%                1.11%                  3.51%
   14.72%         147,973                   136%                     1.11%                1.11%                  4.78%
   (3.42%)        130,408                   173%                     1.11%                1.11%                  4.73%
    5.98%          98,235                   241%                     1.21%                1.21%                  5.02%
   11.10%          45,602                   325%                     1.53%                1.53%                  6.17%

  (12.30%)       $238,798                    53%                     1.23%(1)             1.23%(1)               0.00%(1)

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description of certain  securities and investment  methods that the Portfolios may invest in or use, and certain of the risks  associated  with such securities and investment  methods.  The primary  investment  focus of each Portfolio is described  above under  "Investment  Objective and Policies" and an investor should refer to that section to obtain  information about each Portfolio.  In general,  whether a particular  Portfolio may invest in a specific type of security  or use an  investment  method is  described  above or in the  Company's  SAI under  "Investment  Programs  of the
Funds."  As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent  permitted by the  investment  objectives  and policies of a  Portfolio,  a Portfolio  may invest in securities and other  instruments that are commonly referred to as  "derivatives."  For instance,  a Portfolio may purchase and write  (sell) call and put  options on  securities,  securities  indices and  foreign  currencies,  enter into  futures contracts  and use  options on  futures  contracts,  and enter into swap  agreements  with  respect to foreign  currencies, interest rates,  and securities  indices.  In general,  derivative  instruments are securities or other  instruments  whose value is derived from or related to the value of some other instrument or asset.

         There  are many  types of  derivatives  and many  different  ways to use them.  Some  derivatives  and  derivative strategies  involve  very little risk,  while others can be extremely  risky and can lead to losses in excess of the amount invested in the derivative.  A Portfolio may use derivatives to hedge against changes in interest rates,  foreign  currency exchange  rates or  securities  prices,  to  generate  income,  as a low cost method of gaining  exposure  to a  particular securities market without investing directly in those securities, or for other reasons.

         The use of these  strategies  involves  certain  special  risks,  including  the risk that the price  movements of derivative  instruments  will not  correspond  exactly  with  those of the  investments  from which  they are  derived.  In addition,  strategies  involving  derivative  instruments  that are intended to reduce the risk of loss can also reduce the opportunity  for gain.  Furthermore,  regulatory  requirements  for a Portfolio to set aside assets to meet its obligations with respect to derivatives  may result in a Portfolio  being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio  needing to sell  securities  at a  disadvantageous  time. A Portfolio may also be unable to close out its  derivatives  positions  when  desired.  There is no  assurance  that a  Portfolio  will  engage in derivative transactions.  Certain derivative instruments and some of their risks are described in more detail below.

         Options.  Most of the  Portfolios  may  purchase  or write  (sell) call or put  options on  securities,  financial indices or  currencies.  The  purchaser  of an option on a security or currency  obtains the right to purchase (in the case of a call  option) or sell (in the case of a put option) the  security  or currency at a specified  price  within a limited period of time.  Upon exercise by the  purchaser,  the writer  (seller) of the option has the obligation to buy or sell the underlying  security  at the  exercise  price.  An option on a  securities  index is similar to an option on an  individual security,  except  that the value of the  option  depends on the value of the  securities  comprising  the  index,  and all settlements are made in cash.

         A Portfolio  will pay a premium to the party  writing the option when it purchases an option.  In order for a call option  purchased by a Portfolio to be  profitable,  the market price of the  underlying  security  must rise  sufficiently above the  exercise  price to cover the premium and other  transaction  costs.  Similarly,  in order for a put option to be profitable,  the market price of the underlying  security must decline  sufficiently  below the exercise price to cover the premium and other transaction costs.

         Generally,  the  Portfolios  will write call  options only if they are covered  (i.e.,  the Fund owns the security subject to the  option or has the right to acquire it without  additional  cost).  By writing a call  option,  a  Portfolio assumes  the risk that it may be required  to deliver a security  for a price  lower than its market  value at the time the option is exercised.  Effectively,  a Portfolio that writes a covered call option gives up the  opportunity  for gain above the exercise price should the market price of the  underlying  security  increase,  but retains the risk of loss should the price of the  underlying  security  decline.  A  Portfolio  will  write call  options in order to obtain a return  from the premiums  received and will retain the premiums whether or not the options are exercised,  which will help offset a decline in the market value of the underlying  securities.  A Portfolio that writes a put option likewise  receives a premium,  but assumes the risk that it may be required to purchase  the  underlying  security at a price in excess of its current  market value.

         A Portfolio may sell an option that it has  previously  purchased  prior to the purchase or sale of the underlying security.  Any such sale would  result in a gain or loss  depending  on whether the amount  received on the sale is more or less than the premium and other  transaction  costs paid on the option.  A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures  Contracts and Related Options.  Each Portfolio  (except the AST Alger Mid-Cap Growth  Portfolio,  the the
AST  Neuberger  Berman  Mid-Cap Value  Portfolio and the AST INVESCO  Equity  Income  Portfolio)  may enter into  financial futures  contracts and related  options.  The seller of a futures contract agrees to sell the securities or currency called for in the contract  and the buyer  agrees to buy the  securities  or currency at a specified  price at a specified  future time.  Financial  futures  contracts  may relate to  securities  indices,  interest  rates or foreign  currencies.  Futures contracts are usually settled  through net cash payments  rather than through actual delivery of the securities  underlying the  contract.  For  instance,  in a stock index  futures  contract,  the two parties  agree to take or make delivery of an amount of cash equal to a specified  dollar  amount  times the  difference  between the stock index value when the contract expires and the price  specified in the  contract.  A Portfolio  may use futures  contracts to hedge  against  movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract  gives the  purchaser  the right,  in return for the  premium  paid,  to assume a position in the  contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell futures or options on futures  contracts or stock  indices for purposes  other than bona fide  hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial  margin  deposits  and premiums required to establish  positions in futures  contracts and related  options that do not fall within the  definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii)     enter  into  any  futures  contracts  if the  aggregate  amount  of that  Portfolio's  commitments  under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly  volatile and their use can reduce a Portfolio's  performance.  Successful use of these strategies  requires the ability to predict future movements in securities  prices,  interest  rates,  currency  exchange  rates,  and other economic  factors.  If a Sub-advisor  seeks to protect a Portfolio  against potential adverse  movements in the relevant  financial markets using these  instruments,  and such markets do not move in the predicted  direction,  the  Portfolio  could be left in a less  favorable  position than if such  strategies  had not been used. A  Portfolio's  potential  losses from the use of futures  extends  beyond its initial investment in such contracts.

         Among the other  risks  inherent  in the use of options  and  futures  are (a) the risk of  imperfect  correlation between the price of options and futures and the prices of the  securities  or  currencies  to which they  relate,  (b) the fact that skills needed to use these  strategies  are different  from those needed to select  portfolio  securities and (c)
the possible need to defer  closing out certain  positions to avoid  adverse tax  consequences.  With respect to options on stock indices and stock index futures, the risk of imperfect  correlation  increases the more the holdings of the Portfolio differ from the  composition of the relevant  index.  These  instruments  may not have a liquid  secondary  market.  Option positions  established in the over-the-counter  market may be particularly  illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities of foreign  issuers may involve risks that are not present with domestic  investments.
While investments in foreign  securities can reduce risk by providing  further  diversification,  such investments  involve
"sovereign  risks" in addition to the credit and market risks to which  securities  generally are subject.  Sovereign risks includes local political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency  blockage  (which would  prevent cash from being  brought back to the United  States).  Compared to
United States issuers,  there is generally less publicly available  information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges,  brokers and listed companies.  Foreign issuers are not generally  subject to uniform  accounting  and auditing and  financial  reporting  standards,  practices  and  requirements comparable  to  those  applicable  to  domestic  issuers.  In  some  countries,  there  may  also  be  the  possibility  of expropriation or confiscatory  taxation,  difficulty in enforcing  contractual and other  obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities  of some  foreign  issuers  are less  liquid and their  prices are more  volatile  than  securities  of comparable  domestic  issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about corporate  actions and  decisions  that may affect the price of  portfolio  securities.  Brokerage  commissions  on foreign securities  exchanges,  which may be fixed,  may be higher than in the United States.  Settlement of  transactions  in some foreign  markets may be less  frequent or less  reliable  than in the United  States,  which could affect the  liquidity of investments.  For example,  securities  that are traded in foreign markets may trade on days (such as Saturday or Holidays)
when a Portfolio does not compute its price or accept  purchase or redemption  orders.  As a result,  a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American  Depositary  Receipts  ("ADRs"),  European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts
("GDRs"), and International  Depositary Receipts ("IDRs").  ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank  evidencing  its ownership of a security of a foreign  issuer.  ADRs  generally are publicly  traded in the
United  States.  ADRs are  subject  to many of the  same  risks as  direct  investments  in  foreign  securities,  although ownership of ADRs may reduce or eliminate  certain risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts  similar to ADRs that typically trade in countries other than the
United States.

         Depositary receipts may be issued as sponsored or unsponsored  programs.  In sponsored programs,  the issuer makes arrangements  to have its  securities  traded as  depositary  receipts.  In  unsponsored  programs,  the  issuer may not be directly  involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose material  information in the United  States and,  therefore,  the import of such  information  may not be  reflected  in the market value of such securities.

         Developing  Countries.  Although none of the  Portfolios  invest  primarily in securities of issuers in developing countries,  many of the Funds may  invest in these  securities  to some  degree.  Many of the risks  described  above  with respect to investing in foreign issuers are accentuated  when the issuers are located in developing  countries.  Developing countries may be  politically  and/or  economically  unstable,  and the securities  markets in those  countries may be less liquid or subject to inadequate  government  regulation and supervision.  Developing  countries have often experienced high rates of inflation or sharply  devalued  their  currencies  against the U.S.  dollar,  causing the value of  investments in companies  located in these countries to decline.  Securities of issuers in developing  countries may be more volatile and, in the case of debt  securities,  more  uncertain  as to payment of  interest  and  principal.  Investments  in  developing countries may include  securities  created  through the Brady Plan,  under which certain  heavily-indebted  countries  have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments in foreign securities may be denominated in foreign currencies.  The value of a Portfolio's  investments denominated in foreign currencies may be affected,  favorably or unfavorably,  by exchange rates and  exchange  control  regulations.  A  Portfolio's  share price may,  therefore,  also be affected by changes in currency exchange  rates.  Foreign  currency  exchange rates  generally are determined by the forces of supply and demand in foreign exchange markets,  including  perceptions of the relative merits of investment in different countries,  actual or perceived changes in interest  rates or other complex  factors.  Currency  exchange rates also can be affected  unpredictably  by the intervention  or the failure to intervene  by U.S. or foreign  governments  or central  banks,  or by currency  controls or political  developments  in the U.S. or abroad.  In addition,  a Portfolio may incur costs in connection  with  conversions between various currencies.

         Foreign  Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign  currencies  will need to engage in foreign currency  exchange  transactions.  Such  transactions may occur on a "spot" basis at the exchange rate  prevailing  at the time of the  transaction.  Alternatively,  a Portfolio  may enter into  forward  foreign  currency exchange  contracts.  A forward  contract  involves an obligation  to purchase or sell a specified  currency at a specified future date at a price set at the time of the  contract.  A Portfolio  may enter into a forward  contract when it wishes to
"lock in" the U.S.  dollar  price of a security it expects to or is  obligated  to  purchase  or sell in the  future.  This practice may be referred to as  "transaction  hedging." In  addition,  when a  Portfolio's  Sub-advisor  believes  that the currency of a particular  country may suffer or enjoy a significant  movement compared to another  currency,  the Portfolio may enter into a forward  contract to sell or buy the first  foreign  currency (or a currency that acts as a proxy for such currency).  This  practice may be referred to as  "portfolio  hedging." In any event,  the precise  matching of the forward contract amounts and the value of the securities  involved  generally will not be possible.  No Portfolio will enter into a forward  contract  if it would be  obligated  to sell an amount of  foreign  currency  in excess of the value of the Fund's securities or other assets  denominated in or exposed to that currency,  or will sell an amount of proxy currency in excess of the value of  securities  denominated  in or exposed to the  related  currency.  The effect of  entering  into a forward contract on a Portfolio's  share price will be similar to selling  securities  denominated  in one currency and  purchasing securities  denominated in another.  Although a forward contract may reduce a Portfolio's losses on securities  denominated in foreign  currency,  it may also reduce the  potential  for gain on the  securities  if the  currency's  value moves in a direction not anticipated by the Sub-advisor.  In addition,  foreign currency  hedging may entail  significant  transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks represent shares of ownership in a company.  Generally,  preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving  dividend  payments and on the company's  assets in the event of liquidation.  (Some of the  Sub-advisors  consider  preferred  stocks to be equity securities for purposes of the various Portfolios'  investment policies and restrictions,  while others consider them fixed income  securities.)  After other claims are satisfied,  common  stockholders  participate in company profits on a pro rata basis;  profits may be paid out in dividends  or  reinvested  in the company to help it grow.  Increases  and  decreases in earnings are usually  reflected in a company's stock price, so common stocks  generally have the greatest  appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios that invest primarily in equity  securities,  may invest to some degree in bonds,  notes,  debentures and other  obligations of corporations  and governments.  Fixed-income  securities are generally  subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest and  principal  payments as they come due. The ratings given a security by Moody's  Investors  Service,  Inc.
("Moody's")  and Standard & Poor's  Corporation  ("S&P"),  which are  described in detail in the Appendix to the  Company's
SAI,  provide a generally  useful  guide as to such  credit  risk.  The lower the  rating,  the greater the credit risk the rating  service  perceives to exist with respect to the security.  Increasing  the amount of Portfolio  assets  invested in lower-rated  securities  generally will increase the  Portfolio's  income,  but also will increase the credit risk to which the  Portfolio is subject.  Market risk relates to the fact that the prices of fixed income  securities  generally  will be affected by changes in the level of interest  rates in the markets  generally.  An increase in interest  rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase  their prices.  In general, the longer the  maturity  or  duration  of a fixed  income  security,  the more its value will  fluctuate  with  changes in interest rates.

         Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield  bonds  (commonly known as "junk bonds") are those that are rated lower than the four highest  categories by a nationally  recognized  statistical  rating  organization  (for example,  lower than Baa by Moody's or BBB by S&P), or, if not rated,  are of equivalent  investment  quality as determined by the  Sub-advisor.  Lower-rated  bonds are  generally  considered  to be high risk  investments  as they are  subject  to greater  credit  risk than  higher-rated  bonds.  In  addition,  the market for  lower-rated  bonds may be thinner and less active than the market for higher-rated  bonds, and the prices of lower-rated  high-yield bonds may fluctuate more than the prices  of  higher-rated  bonds,  particularly  in times of  market  stress.  Because  the risk of  default  is  higher  in lower-rated  bonds, a Sub-advisor's  research and analysis tend to be very important  ingredients in the selection of these bonds. In addition,  the exercise by an issuer of redemption or call  provisions  that are common in lower-rated  bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest  ratings  categories are frequently  referred to as "investment  grade."  However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities are securities  representing  interests in "pools" of mortgage loans on residential or commercial  real  property  and that  generally  provide for monthly  payments of both  interest and  principal,  in effect
"passing  through" monthly payments made by the individual  borrowers on the mortgage loans (net of fees paid to the issuer or  guarantor  of the  securities).  Mortgage-backed  securities  are  frequently  issued by U.S.  Government  agencies  or
Government-sponsored  enterprises,  and  payments of interest  and  principal  on these  securities  (but not their  market prices) may be  guaranteed  by the full faith and credit of the U.S.  Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury.  Mortgage-backed  securities created by non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income  securities,  the value of a mortgage-backed security will generally decline when interest rates  rise.  However,  when  interest  rates are  declining,  their value may not  increase as much as other  fixed-income securities,  because early  repayments of principal on the underlying  mortgages  (arising,  for example,  from sale of the underlying  property,  refinancing,  or foreclosure) may serve to reduce the remaining life of the security.  If a security has been  purchased at a premium,  the value of the premium would be lost in the event of  prepayment.  Prepayments on some mortgage-backed  securities may necessitate that a Portfolio find other investments,  which,  because of intervening market changes,  will often  offer a lower  rate of return.  In  addition,  the  mortgage  securities  market may be  particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage Obligations (CMOs). CMOs are a type of mortgage  pass-through security that are typically issued in  multiple  series  with each series  having a  different  maturity.  Principal  and  interest  payments  from the underlying  collateral  are first  used to pay the  principal  on the  series  with the  shortest  maturity;  in turn,  the remaining  series are paid in order of their  maturities.  Therefore,  depending  on the type of CMOs in which a  Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage pass-through securities that have been divided into  interest and principal  components.  "IOs"  (interest  only  securities)  receive the interest payments on the underlying  mortgages while "POs"  (principal only  securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments)
on the  underlying  mortgage  loans.  If the  underlying  mortgages  experience  higher than  anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed  security may fail to recoup fully its initial  investment,  even if the IO class is  highly  rated or is  derived  from a  security  guaranteed  by the  U.S.  Government.  Conversely,  if the underlying  mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be affected more severely  than  would be the case  with a  traditional  mortgage-backed  security.  Unlike  other  fixed-income  and  other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through securities,  but they are secured by and payable  from  payments on assets such as credit  card,  automobile  or trade  loans,  rather  than  mortgages.  The credit quality of these  securities  depends  primarily upon the quality of the underlying  assets and the level of credit support or enhancement  provided.  In addition,  asset-backed  securities  involve  prepayment  risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain  of the  Portfolios  may invest in  convertible  securities.  Convertible  securities  are  bonds,  notes, debentures  and  preferred  stocks that may be converted  into or exchanged for shares of common  stock.  Many  convertible securities  are rated below  investment  grade because they fall below  ordinary debt  securities in order of preference or priority on the issuer's balance sheet.  Convertible  securities generally  participate in the appreciation or depreciation of the underlying stock into which they are convertible,  but to a lesser degree.  Frequently,  convertible  securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants  are options to buy a stated  number of shares of common  stock at a specified  price any time during the life of the  warrants.  The  value of  warrants  may  fluctuate  more  than  the  value of the  securities  underlying  the warrants.  A warrant will expire  without value if the rights under such warrant are not exercised  prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The  Portfolios  (other than the AST Alger All-Cap  Growth  Portfolio)  may purchase  securities on a when-issued, delayed-delivery  or forward  commitment  basis.  These  transactions  generally  involve the  purchase of a security  with payment  and  delivery  due at some time in the  future.  A  Portfolio  does not earn  interest  on such  securities  until settlement  and bears the risk of market value  fluctuations  in between the purchase and settlement  dates.  If the seller fails to  complete  the  sale,  the Fund may lose the  opportunity  to  obtain a  favorable  price  and  yield.  While  the
Portfolios  will generally  engage in such  when-issued,  delayed-delivery  and forward  commitment  transactions  with the intent of actually acquiring the securities, a Portfolio may sometimes sell such a security prior to the settlement date.

                  Certain  Portfolios may also sell securities on a  delayed-delivery  or forward  commitment basis. If the
Portfolio  does so, it will not  participate  in  future  gains or losses  on the  security.  If the other  party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines  adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid  securities  (except  for the AST Alger  Mid-Cap  Growth  Portfolio,  which are limited to 10% of net  assets).
Illiquid  securities are those that,  because of the absence of a readily  available  market or due to legal or contractual restrictions  on resale,  cannot be sold within seven days in the ordinary course of business at  approximately  the amount at which the Fund has valued the investment.  Therefore,  a Portfolio may find it difficult to sell illiquid  securities at the time considered  most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would  otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the  Securities Act of 1933.  These
Rule  144A  securities,  and  well as  commercial  paper  that is sold in  private  placements  under  Section  4(2) of the
Securities Act, may be deemed liquid by the  Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the
Trust.  However,  the liquidity of a Portfolio's  investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into  repurchase  agreements.  Repurchase  agreements are agreements by which a Portfolio purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase  the security at an agreed upon price and date.  The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated to the coupon rate on the purchased  security.  Repurchase  agreements  must be fully  collateralized  and can be entered into only with  well-established  banks and  broker-dealers  that have been deemed  creditworthy by the Sub-advisor.  Repurchase transactions are intended to be short-term  transactions,  usually with the seller repurchasing the securities within seven days.  Repurchase  agreements  that  mature  in more  than  seven  days are  subject  to a  Portfolio's  limit on  illiquid securities.

         A Portfolio  that enters into a repurchase  agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented  from  disposing of the  collateral.  A Portfolio also might incur a loss if the value of the collateral  declines,  and it might incur costs in selling the collateral or asserting its legal rights under the  agreement.  If a defaulting  seller filed for bankruptcy or became  insolvent,  disposition of collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

         Certain  Portfolios  (specifically,  the AST Janus Small-Cap  Growth  Portfolio,  the AST Neuberger Berman Mid-Cap
Value Portfolio,  the AST JanCap Growth Portfolio) may enter into reverse  repurchase  agreements.  In a reverse repurchase agreement,  a Portfolio  sells a portfolio  instrument and agrees to repurchase it at an agreed upon date and price,  which reflects an effective  interest  rate. It may also be viewed as a borrowing of money by the Portfolio  and, like  borrowing money,  may increase  fluctuations  in a Portfolio's  share price.  When entering into a reverse  repurchase  agreement,  a
Portfolio  must set  aside on its  books  cash or other  liquid  assets  in an  amount  sufficient  to meet its  repurchase obligation.

BORROWING:

         Each Portfolio may borrow money from banks.  Each  Portfolio's  borrowings are limited so that  immediately  after such borrowing the value of the Portfolio's assets (including  borrowings) less its liabilities (not including  borrowings)
is at least three times the amount of the  borrowings.  Should a Portfolio,  for any reason,  have  borrowings  that do not meet the above test,  such  Portfolio  must reduce such  borrowings so as to meet the necessary  test within three business days.  The AST Neuberger  Berman Mid-Cap Value  Portfolio  will not purchase  securities  when  outstanding  borrowings are greater than 5% of the Portfolio's total assets.

LENDING PORTFOLIO SECURITIES:

         Each  Portfolio  may  lend  securities  with a value  of up to 33  1/3% of its  total  assets  to  broker-dealers, institutional  investors,  or others for the purpose of realizing  additional  income.  Voting rights on loaned  securities typically  pass to the borrower,  although a Portfolio has the right to terminate a securities  loan,  usually within three business days, in order to vote on significant  matters or for other reasons.  All securities loans will be  collateralized by cash or securities  issued or  guaranteed  by the U.S.  Government or its agencies at least equal in value to the market value of the loaned  securities.  Nonetheless,  lending  securities  involves  certain  risks,  including the risk that the
Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Company has made  arrangements with certain money market mutual funds so that the Sub-advisors for the various
Portfolios  can "sweep"  excess cash  balances of the  Portfolios  to those funds for  temporary  investment  purposes.  In addition,  certain  Sub-advisors  may invest Portfolio assets in money market funds that they advise or in other investment companies.  Mutual funds pay their own operating expenses,  and the Portfolios,  as shareholders in the money market funds, will indirectly pay their proportionate share of such funds' expenses.

SHORT SALES "AGAINST THE BOX":

         While none of the  Portfolios  will make short sales  generally,  the AST American  Century  International  Growth
Portfolio,  the AST American Century  International Growth Portfolio II, the AST Janus Small-Cap Growth Portfolio,  the AST
Alger Mid-Cap  Growth  Portfolio,  the AST JanCap Growth  Portfolio  and the AST INVESCO  Equity Income  Portfolio may make short sales  "against the box." A short sale against the box involves  selling a security that the  Portfolio  owns, or has the right to obtain  without  additional  costs,  for delivery at a specified  date in the future.  A Portfolio  may make a short sale  against the box to hedge  against  anticipated  declines in the market  price of a portfolio  security.  If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

                                       This page has been intentionally left blank.

                                       This page has been intentionally left blank.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
American Century Investment Management, Inc.
Fred Alger Management, Inc.
INVESCO Funds Group, Inc.
Janus Capital Corporation
Neuberger Berman Management Inc.
T. Rowe Price International, Inc.

Custodians
PFPC Trust Company
Airport Business Center, International Court 2
200 Stevens Drive
Philadelphia, PA 19113

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, NY 11201

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One
Corporate Drive, Shelton, Connecticut 06484.

         Additional  information  about the  Portfolios  is included in a Statement  of  Additional  Information,  which is incorporated by reference into this Prospectus.  Additional  information about the Portfolios'  investments is available in the annual and semi-annual  reports to holders of variable annuity contracts and variable life insurance  policies.  In the annual reports, you will find a discussion of the market conditions and investment  strategies that significantly  affected each Portfolio's  performance  during its last fiscal year. The Statement of Additional  Information and additional  copies of annual and semi-annual reports are available without charge by calling the above number.

         The  information in the Trust's  filings with the Securities and Exchange  Commission  (including the Statement of
Additional  Information) is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of duplicating  fees,  by  electronic  request  to  PUBLICINFO@SEC.GOV  or by  writing  the  Public  Reference  Section of the
                                                 ------------------
Commission,  Washington,  D.C.  20549-0102.  The  information  can also be reviewed and copied at the  Commission's  Public
Reference Room in  Washington,  D.C.  Information on the operation of the Public  Reference Room may be obtained by calling the  Commission  at  1-800-942-8090.  Finally,  information  about the Trust is  available  on the  EDGAR  database  on the
Commission's Internet site at HTTP://WWW.SEC.GOV.
                              ------------------

Investment Company Act File No. 811-5186